UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Vital Images, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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To our Shareholders:

I am pleased to invite you to attend the 2006 Annual Meeting of Shareholders of Vital Images, Inc., which will be held at 3:30 P.M. on Thursday, May 4, 2006, at the Radisson Plaza, 35 South 7th Street, Minneapolis, Minnesota. Your Board of Directors looks forward to greeting those shareholders that are able to attend.

At the Annual Meeting, in addition to the election of seven directors and ratifying the appointment of PricewaterhouseCoopers LLP as the company’s auditors, you will be asked to approve the 2006 Long-Term Incentive Plan. Your Board of Directors recommends that you vote FOR these proposals that are more fully described in the accompanying proxy statement.

Whether or not you expect to attend the Annual Meeting, please sign, date and mail the enclosed proxy card as soon as possible in the envelope provided. Your cooperation will ensure that your shares are voted. If you attend the Annual Meeting, you may withdraw any proxy previously given and vote your shares in person if you so desire.

Thank you for your continued support.

Douglas M. Pihl
Chairman of the Board

THIS PAGE INTENTIONALLY BLANK

VITAL IMAGES, INC.

5850 Opus Parkway, Suite 300

Minnetonka, Minnesota 55343

(952) 487-9500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 4, 2006

To the Shareholders of Vital Images, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Vital Images, Inc., a Minnesota corporation (the “Company”), which will be held on Thursday, May 4, 2006, at 3:30 p.m. (Minneapolis, Minnesota time), at the Radisson Plaza, 35 South 7th Street, Minneapolis, Minnesota, for the following purposes:

1.                 To elect seven directors of the Company for the coming year.

2.                 To act upon a proposal to approve the Vital Images, Inc. 2006 Long-Term Incentive Plan.

3.                 To ratify the appointment by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

4.                 To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only holders of record of the Company’s common stock at the close of business on March 10, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed to allow further solicitation of proxies by the Company.

Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

By Order of the Board of Directors

Michael H. Carrel, Secretary

March 31, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE OR VOTE BY
TELEPHONE OR THROUGH THE INTERNET AS INSTRUCTED ON THE PROXY CARD.

VITAL IMAGES, INC.

5850 Opus Parkway, Suite 300

Minnetonka, Minnesota 55343

(952) 487-9500

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of Vital Images, Inc., a Minnesota corporation (“Vital Images” or the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Radisson Plaza, 35 South 7th Street, Minneapolis, Minnesota, on Thursday, May 4, 2006, at 3:30 p.m. (Minneapolis, Minnesota time), and any adjournment of the Annual Meeting. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 31, 2006.

The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be paid by the Company. The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies, for which the estimated cost is $7,000.00, plus reasonable out-of-pocket expenses. The Company will arrange with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and it will reimburse them for their expense in so doing. Proxies also may be solicited by telephone, facsimile or personally.

VOTING AND REVOCATION OF PROXY

Only holders of record of the Company’s common stock at the close of business on March 10, 2006, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, 13,110,756 shares of the Company’s common stock were outstanding. Each share of common stock entitles the holder of the share to one vote upon each matter to be presented at the Annual Meeting.

Each proxy returned to the Company will be voted according to the instructions on the proxy. If no instructions are indicated, the shares will be voted (i) for the election of the nominees for the Board of Directors named in this Proxy Statement; (ii) for the approval of the Vital Images, Inc. 2006 Long-Term Incentive Plan; and (iii) for the ratification of the appointment by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006. Although the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, all proxies returned to the Company will be voted on any such matter according to the judgment of the proxy holders.

Instead of submitting a signed proxy card, shareholders may submit their proxies by telephone or through the Internet using the control number and instructions on the proxy card. Telephone and Internet proxies must be used in compliance with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to shareholders who hold their shares through a broker, nominee, fiduciary or other custodian.

Any proxy for the Annual Meeting may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) submitting another written proxy bearing a later date, (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (d) voting by telephone or via the Internet after your prior telephone or Internet vote.

A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. In general, for matters other than the election of directors, the shareholders of the Company may take action by the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on a particular item of business, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. However, directors are elected by a plurality vote of the voting power of the shares present and entitled to vote. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but they will not be considered to have been voted in favor of such matter. If a signed proxy is returned by a broker holding shares in “street name,” and it indicates that the broker does not have discretionary authority to vote certain shares on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any shareholder wishing to have a proposal considered for inclusion in the Company’s proxy solicitation material for the Annual Meeting of Shareholders to be held in 2007 must set forth such proposal in writing and file it with the Secretary of the Company no later than December 1, 2006, the date that is 120 days before March 31, 2007. Further, pursuant to Rule 14a-4, if a shareholder fails to notify the Company of a proposal before February 14, 2007, the date that is 45 days before March 31, 2007, such notice will be considered untimely, and management proxies may use their discretionary voting authority to vote on any such proposal.

OTHER BUSINESS

At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the individuals named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

FINANCIAL INFORMATION

The Company’s 2005 Annual Report to Shareholders including, but not limited to, the balance sheets as of December 31, 2005 and 2004 and the related statements of operations, stockholders’ equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2005 accompanies these materials. A copy of the 2005 Annual Report to Shareholders may be obtained without charge upon request to the Company. In addition, the Company will provide without charge to any shareholder, upon the shareholder’s written request, a copy of its Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission. Requests should be directed to Investor Relations, Vital Images, Inc., 5850 Opus Parkway, Suite 300, Minnetonka, Minnesota 55343.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of February 28, 2006, certain information regarding the beneficial ownership of shares of common stock of the Company by (i) each person or entity who is known by the Company to own more than 5% of the Company’s common stock, (ii) each director or nominee for director of the Company, (iii) each person listed in the Summary Compensation Table and (iv) all directors, nominees and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Outstanding Shares (2)

Kairos Partners III Limited Partnership 600 Longwater Drive, Suite 204 Norwell, MA 02061	1,147,200(3)	8.80%

Kopp Investment Advisors, LLC 7701 France Avenue South Edina, MN 55435	1,043,100(4)	8.00%

Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	816,840(5)	6.26%

Executive Officers and Directors:

Douglas M. Pihl	114,569(6)	*
Jay D. Miller	358,643(7)	2.75%
Vincent J. Argiro, Ph.D.	307,837(8)	2.36%
James B. Hickey, Jr.	57,500(9)	*
Richard W. Perkins	129,500(10)	*
Michael W. Vannier, M.D.	57,000(11)	*
Sven A. Wehrwein	44,500(12)	*
Gregory J. Peet	6,000(13)	*
Michael H. Carrel	86,836(14)	*
Philip I. Smith	89,455(15)	*
Steven P. Canakes	102,363(16)	*
Jeremy A. Abbs	39,255(17)	*
All directors and executive officers as a group (14 persons, including those named above)	1,464,413(18)	11.22%

*              Less than one percent.

(1)       Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted. The individuals holding shares subject to restricted stock awards have the power to vote but not the power to dispose of such shares.

(2)       Based on 13,049,312 shares outstanding as of February 28, 2006. Such number does not include 1,410,107 shares of common stock issuable upon exercise of stock options outstanding as of February 28, 2006. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) on February 28, 2006 or within 60 days of February 28, 2006 upon the exercise of stock options.

(3)       Reflects information as of December 31, 2005 derived from Amendment No. 1 to Schedule 13G filed on February 8, 2006 by Kairos Partners III Limited Partnership, John F. White, James F. Rice, Kenneth L. Wolfe and Foster L. Aborn. As set forth in the Schedule 13G, as amended, of these 1,147,200 shares, Kairos Partners III Limited Partnership has shared voting power and shared dispositive power as to 688,200  shares and each of John F. White, James F. Rice, Kenneth L. Wolfe and Foster L. Aborn has shared voting power and shared dispositive power as to 1,147,200 shares. Shares reported in the Schedule 13G, as amended, represent shares held by Kairos Partners II Limited Partnership and Kairos Partners III Limited Partnership (collectively, the “Partnerships”). Each of the individual Reporting Persons is a member of the investment committee of each of the Partnerships. Such committee has voting and investment power over the shares reported herein.

(4)       Reflects information as of December 31, 2005 derived from Amendment No. 3 to Schedule 13G filed by Kopp Investment Advisors, LLC with the Securities Exchange Commission (“SEC”) on February 2, 2006. As set forth in the Schedule 13G, as amended, Kopp Investment Advisors, LLC has sole voting power as to 951,975 shares, sole dispositive power as to 290,000 shares, and shared dispositive power as to 753,100 shares. According to the Schedule 13G, although Kopp Investment Advisors, LLC exercises dispositive power over 753,100 of these shares, it is not the owner of them. The Schedule 13G states that it is filed by Kopp Investments Advisors, LLC on behalf of itself and Kopp Holding Company, LLC, Kopp Holding Company and LeRoy C. Kopp.

(5)       Reflects information as of December 31, 2005 derived from Amendment No. 12 to Schedule 13G filed by Perkins Capital Management, Inc. (“PCM”) with the SEC on January 27, 2006. Includes 687,340 shares of common stock held on behalf of clients of PCM, a registered adviser, and 111,650 shares of common stock and warrants to purchase 18,000 shares held in various trusts by Mr. Richard W. Perkins, a director of the Company and the President of PCM. Of the 687,340 shares held for the account of clients of PCM, PCM has sole dispositive power with regard to all such shares and sole voting power over 167,700 of such shares.

(6)       Includes 36,000 shares that Mr. Pihl has the right to acquire upon the exercise of stock options. Excludes shares held by Mr. Pihl’s spouse, as to which Mr. Pihl disclaims beneficial ownership.

(7)       Includes 341,800 shares that Mr. Miller has the right to acquire upon the exercise of stock options and 1,000 shares subject to a restricted stock award.

(8)       Includes 19,174 shares that Dr. Argiro has the right to acquire upon the exercise of stock options and 1,000 shares subject to a restricted stock award. Dr. Argiro is retiring as a director and executive officer of the Company, effective May 4, 2006. See “Information Concerning Directors, Nominees and Executive Officers – Retiring Director.”

(9)       Includes 47,500 shares that Mr. Hickey has the right to acquire upon the exercise of stock options.

(10)     Includes 5,000 shares held by the Perkins Foundation and 106,500 shares held by various trusts of which Mr. Perkins is the sole trustee. Also includes 18,000 shares Mr. Perkins has the right to purchase upon the exercise of stock options. Excludes 816,840 shares of stock beneficially owned by PCM, as to which Mr. Perkins disclaims beneficial ownership.

(11)     Includes 36,000 shares that Dr. Vannier has the right to acquire upon the exercise of stock options.

(12)     Includes 38,500 shares that Mr. Wehrwein has the right to acquire upon the exercise of stock options.

(13)     Consists of shares that Mr. Peet has the right to purchase upon the exercise of stock options.

(14)     Includes 59,500 shares that Mr. Carrel has the right to purchase upon the exercise of stock options and 27,336 shares subject to a restricted stock award.

(15)     Includes 74,600 shares that Mr. Smith has the right to acquire upon the exercise of stock options and 14,855 shares subject to restricted stock awards.

(16)     Includes 96,460 shares that Mr. Canakes has the right to acquire upon the exercise of stock options and 5,903 shares subject to restricted stock awards.

(17)     Includes 35,900 shares that Mr. Abbs has the right to purchase upon the exercise of stock options and 1,355 shares subject to restricted stock awards.

(18)     Includes 864,034 shares that all directors and executive officers as a group have the right to acquire upon the exercise of stock options and 67,710 shares subject to restricted stock awards.

ELECTION OF DIRECTORS

(Proposal 1)

The business and affairs of the Company are managed under the direction of its Board of Directors. Directors of the Company are elected annually to serve until the next annual meeting of shareholders until their successors are duly elected and qualify or until their earlier resignation, death or removal. The Board has nominated the seven individuals named below to serve as directors of the Company, and the shareholders will be asked at the Annual Meeting to elect such individuals as Board members. Unless authority is withheld, all proxies received in response to this solicitation will be voted for the election of the nominees named below. Each of the nominees named below is now a director of the Company and has served continuously as a director since the month and year indicated. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve before the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named in the proxy.

Name	Positions with the Company	Age	Director Since
Douglas M. Pihl	Chairman of the Board	66	May 1997
Jay D. Miller	President, Chief Executive Officer and Director	46	February 2002
James B. Hickey, Jr.	Director	52	May 1998
Richard W. Perkins	Director	75	May 1997
Michael W. Vannier, M.D.	Director	57	December 1997
Sven A. Wehrwein	Director	55	May 1997
Gregory J. Peet	Director	52	July 2005

Shareholder Approval

The affirmative vote of a plurality of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH ABOVE.

INFORMATION CONCERNING DIRECTORS,

NOMINEES AND EXECUTIVE OFFICERS

Directors and Nominees

The following discussion sets forth certain information concerning the individuals nominated by the Board of Directors to serve as directors of the Company.

Douglas M. Pihl has been a director of the Company since May 1997 and its Chairman of the Board since December 1997, and he was its interim Chief Executive Officer from February 1998 to December 1999. Since April

1997, Mr. Pihl has served as Chairman, Chief Executive Officer and President of MathStar, Inc., a publicly-held company that designs, develops and markets a new class of semiconductor integrated circuit, or chip, called field programmable object arrays. Mr. Pihl has over 42 years of experience in the computer industry, with extensive responsibility in design, product planning and management. In 1996, Mr. Pihl co-founded RocketCHIPS, Inc., and he served as its Chairman and Chief Financial Officer until it was sold to Xilinx, Inc. in November 2000. From May 1992 to August 1996, Mr. Pihl was President, Chief Executive Officer and a director of NetStar, Inc., a publicly-held company that was acquired by Ascend Communications, Inc. in 1996. From February 1989 to December 1990, Mr. Pihl was Senior Vice President, Development for Apertus Technologies, Inc. (formerly Lee Data Corporation). From April 1979 until December 1987, Mr. Pihl was Senior Vice President-Development of Lee Data Corporation, which he co-founded in 1979. Apertus changed its name to Carleton Corporation and now is part of Oracle Corporation. From December 1987 until February 1989, Mr. Pihl also was an independent consultant. Mr. Pihl also is a board member of Plain Sight Systems, Inc., a privately-held data extraction solutions provider. Since January 1997, Mr. Pihl has been a director of Astrocom Corporation. Astrocom was a publicly-held company that voluntarily filed for bankruptcy protection in July 2004 under Chapter 11 of the United States Bankruptcy Code. Astrocom emerged from bankruptcy protection in September 2004, and it became a non-reporting privately-held company in November 2004.

Jay D. Miller was named President, Chief Executive Officer and a director of the Company in February 2002. He served as General Manager and Vice President-Business Development of Vital Images from August 1998 until February 2002. Mr. Miller was Vice President-Marketing and Business Development for Vital Images from February 1997 to August 1998. From 1989 until his employment by Vital Images, Mr. Miller was employed by GE Medical Systems, Inc. in positions of increasing responsibility in the marketing area, including serving as product manager of MRI imaging products and marketing manager for the cardiology market segment. Before 1989, Mr. Miller was employed by Siemens Medical Systems in technical marketing. Mr. Miller holds a bachelor of arts in chemistry from Dartmouth College, a master of engineering in biomedical engineering from the University of Virginia, and a master in business administration from the Kellogg School of Management at Northwestern University.

James B. Hickey, Jr., has been a director of the Company since May 1998. Since December 2005, Mr. Hickey has been President and Chief Executive Officer of Myocor, Inc., a development-stage medical device company whose products are focused in the cardiac surgery and interventional cardiac markets. From October 2001 through July 2005, he was President, Chief Executive Officer and a director of Pulmonetic Systems, Inc., a privately-held manufacturer of medical devices in the respiratory/pulmonary markets. Mr. Hickey served as President and Chief Executive Officer of Angeion Corporation, a publicly-held medical device manufacturer, from July 1998 until December 1999. He also was President and Chief Executive Officer of Aequitron Medical, Inc., a publicly-held manufacturer of portable respiratory devices, from 1993 to 1997. In his earlier career, Mr. Hickey spent 15 years with Baxter Healthcare/American Hospital Supply Corporation, where he was President of the Respiratory Anesthesia Systems Division from 1989 to 1993 and, before that, President of the Hospitex Division. Mr. Hickey also serves as a director of Allied Healthcare Products, Inc., a publicly-held company.

Richard W. Perkins has been a director of the Company since May 1997. Mr. Perkins has served as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., an investment management firm, since 1984. He also serves on the board of directors of the following public companies: Synovis Life Technologies, Inc. (“Synovis”), LifeCore Biomedical, Inc. (“LifeCore”), CNS, Inc., Nortech Systems, Inc. (“Nortech”), PW Eagle, Inc. (“PW Eagle”), Two Way TV (US), Inc. and Teledigital, Inc. He also serves on the Compensation Committees of the Boards of Synovis, LifeCore, Nortech and PW Eagle. In addition, Mr. Perkins serves as a director of several privately-held companies.

Michael W. Vannier, M.D. has been a director of the Company since December 1997. Dr. Vannier has been a Professor of Radiology at the University of Chicago since May 2004. He was the Head of the Department of Radiology at the University of Iowa from June 1996 to November 2000, and professor of radiology there from 1996 until April 2004. Dr. Vannier was a special assistant to the Director of the National Cancer Institute from 2001 to 2003. From 1982 to 1997, Dr. Vannier was a staff radiologist at Barnes Jewish Hospital and St. Louis Children’s Hospital in St. Louis, Missouri. Dr. Vannier was also the Georgia Eminent Scholar in Medical Imaging at the

Emory University School of Medicine in Atlanta, Georgia from 1994 to 1996, and he served as Vice-Chairman for Research at the Mallinckrodt Institute of Radiology in St. Louis, Missouri from 1992 to 1994. Dr. Vannier served as a Professor of Radiology at the Mallinckrodt Institute of Radiology from 1989 to 1997, as an Assistant Professor of Radiology and Surgery at the Washington University School of Medicine in St. Louis, Missouri from 1983 to 1997, and as an Affiliate Professor of System Science and Mathematics at the Washington University College of Engineering in St. Louis, Missouri from 1984 to 1997.

Sven A. Wehrwein has been a director of the Company since May 1997. Mr. Wehrwein has been an independent financial consultant to emerging companies since 1999. Earlier in his 30-year financial career, he worked as an investment banker, chief financial officer and Certified Public Accountant. Mr. Wehrwein is also a director of Synovis Life Technologies, Inc., which is a publicly-held company. Since May 2005, he has served as a director of six mutual funds in the Van Wagoner group.

Gregory J. Peet has been a director of the Company since August 2005. Since July 2004, his occupation has been independent corporate director. From July 2002 until June 2004, he was Vice President and General Manager of the McKesson Medical Imaging Group of McKesson Corporation. From 1993 until its acquisition by McKesson Corporation in 2002, he served with A.L.I. Technologies Inc., a leading medical image management solutions provider and picture archiving communications systems (PACs) vendor, most recently as its President, Chief Executive Officer and Chairman. Mr. Peet also serves as a Director of Angiotech Pharmaceutical, Inc (Q: ANPI), TIR Systems Inc. (T:TIR), Vigil Health Solutions, Inc. (T:VGL - Chairman), Optimal Geomatics Inc. (T: OGP), Apparent Networks, Inc. (private) and Guardian Mobile Monitoring Systems, Inc. (private) and on the board of BC Technology Social Venture Partners, a charitable foundation based in Vancouver, British Columbia. In December 2005, Mr. Peet was appointed as the Co-Chair of the Premier’s Technology Council, which was established in August 2001 to advise the government on issues related to the advancement and application of technology in British Columbia.

Retiring Director

Vincent J. Argiro, Ph.D., who has been a director of the Company since May 1997 and is the Founder of the Company, is retiring as a director and executive officer of the Company, effective May 4, 2006. Dr. Argiro was named Chief Technology Officer of Vital Images in October 1995. From May 1994 to May 1997, he served as a Vice President of Synovis Life Technologies, Inc. (formerly named Bio-Vascular, Inc.), the former parent company of Vital Images. Dr. Argiro also served as a director of Bio-Vascular from May 1994 until March 1996. Following the acquisition of the Company by Bio-Vascular in May 1994, Dr. Argiro served as President of the Company until October 1995. Dr. Argiro served as Chairman of the Board of the Company from September 1988 until May 1994. From 1988 to 1990, and from September 1991 to June 1992, Dr. Argiro also served as President of the Company.

Our Board of Directors thanks Dr. Argiro for his valued service to Vital Images.

Independent Directors

The Company’s Board of Directors has determined that each of Messrs. Pihl, Hickey, Perkins, Wehrwein and Peet and Dr. Vannier are “independent,” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). Accordingly, the Board is composed of a majority of independent directors as required by the Nasdaq Marketplace Rules.

Board and Committee Meetings; Attendance at Annual Meeting of Shareholders

During 2005, the Board of Directors met eight times. Also during 2005, the Board of Directors had four standing committees – a Compensation Committee, which met nine times during 2005, an Audit Committee, which met eight times during 2005, a Governance and Nominating Committee, which met two times during 2005, and a Strategy Committee, which met three times during 2005. With the exception of Douglas M. Pihl, who was unable to attend one meeting of the Governance and Nominating Committee, each director attended all of the meetings of the Board of Directors and of the committees on which the director served during 2005.

It is the policy of the Board that each member of the Board should attend the Company’s Annual Meeting of Shareholders whenever practical, and that at least one member of the Board must attend each Annual Meeting of Shareholders. The Company regularly schedules a Board meeting on the same day as the Annual Meeting. All seven of the directors who were directors at the time of the annual meeting of shareholders held in 2005 attended that annual meeting.

Board Committees

As described in the Compensation Committee Report included later in this Proxy Statement, the Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company and administers the Company’s 1997 Director Stock Option Plan and 1997 Stock Option and Incentive Plan. In addition to the meetings and actions of the Compensation Committee described above, the entire Board of Directors discussed and reviewed compensation issues throughout the year at its regular meetings. The current members of the Compensation Committee are James B. Hickey, Jr. (Chairman), Michael W. Vannier, M.D., Sven A. Wehrwein and, since August 11, 2005, Gregory J. Peet. The Board of Directors has determined that all members of the Compensation Committee are “independent,” as that term is defined in Rule 4200(a)(15) of Nasdaq’s Marketplace Rules.

As described in the Audit Committee Report included later in this Proxy Statement, the Audit Committee oversees the accounting and financial reporting processes and audits of the financial statements of the Company. The Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the Company’s financial reports, the Company’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence, as well as accounting and reporting processes. The Audit Committee also reviews the internal and external financial reporting of the Company and reviews the scope of the independent audit. The current members of the Audit Committee are Sven A. Wehrwein (Chairman), James B. Hickey, Jr. and Richard W. Perkins. The Company’s Board of Directors has determined that all members of the Audit Committee are independent under Rule 4200(a)(15) of Nasdaq’s Marketplace Rules and Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Board has determined that Sven A. Wehrwein is qualified as an “audit committee financial expert,” as that term is defined in Item 401(h)(2)(i) of Regulation S-K.

The Governance and Nominating Committee consists of Richard W. Perkins (Chairman), James B. Hickey, Jr. and Douglas M. Pihl. The Governance and Nominating Committee is responsible for making recommendations to the full Board of Directors regarding candidates for election to the Board and for overseeing the Company’s Code of Business Conduct and Ethics. It considered and nominated the seven nominees to the Company’s Board to be voted upon at the Annual Meeting.

The Strategy Committee consists of Jay D. Miller (Chairman), Douglas M. Pihl, Michael W. Vannier, M.D. and, since August 11, 2005, Gregory J. Peet. The Strategy Committee is responsible for evaluating the Company’s long-term strategy and ensuring consistent alignment with business objectives.  The Strategy Committee also evaluates market conditions and researches potential competitive advantages and how those opportunities can be maximized as it relates to acquisitions, product development and other business activities. The Strategy Committee has no formal charter.

The charters for the Compensation Committee and Governance and Nominating Committee are set forth on the Company’s website at http://www.vitalimages.com. The charter for the Audit Committee is attached to this proxy statement as Appendix A.

Executive Sessions of the Board

The Board has formally adopted a policy of meeting in executive session, with only independent directors being present, on a regular basis and at least two times each year. During 2005, the Board met in executive session five times.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, and it is available on the Company’s website at http://www.vitalimages.com. The Governance and Nominating Committee of the Board is responsible for overseeing the Code. In accordance with Nasdaq’s Marketplace Rules, any waivers of the Code for directors and executive officers must be approved by the Company’s Board of Directors.

Qualifications of Candidates for Election to the Board

The Company’s directors take a critical role in guiding the Company’s strategic direction, and they oversee the management of Company. Since the Company was spun off in 1997, there has been little turnover on the Board. See “Election of Directors.”  When Board candidates are considered, they are evaluated based upon various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity in judgment. In addition, director candidates must have time available to devote to Board activities. Accordingly, the Board’s Governance and Nominating Committee and the Board seek to attract and attain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly-qualified and productive public company directors.

The Board’s Governance and Nominating Committee and the Board have established the following minimum requirements for director candidates: being able to read and understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a prospective director of the Company; having not been convicted in a criminal proceeding other than traffic violations and being willing to comply with the Company’s Code of Business Conduct and Ethics. The Governance and Nominating Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

Process for Identifying and Evaluating Candidates for Election to the Board

The Governance and Nominating Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board of Directors, and recommends to the full Board the Directors to be nominated for election at each annual meeting of shareholders of the Company. In the case of incumbent directors, the Governance and Nominating Committee reviews such directors’ overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the applicable independence standards. In the case of any new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Governance and Nominating Committee determines whether the candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed by the Governance and Nominating Committee and, if approved by the Committee, then by all members of the Board. The full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Shareholder Nominations

Shareholders may nominate director candidates for consideration by the Governance and Nominating Committee by writing to Mr. Michael H. Carrel, the Company’s Secretary, and providing to the Secretary the candidate’s name, biographical data and qualifications, including five-year employment history with employer names, a description of the employer’s business and all other information relating to such nominee that is required to be disclosed by Schedule 14A under the Securities Exchange Act of 1934; other board memberships (if any); and such other information as reasonably available and sufficient to enable the Governance and Nominating Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled

“Qualifications of Candidates for Election to the Board.”  The submission must be accompanied by a written consent of the individual being named in the proxy statement as a nominee and to serving as a director if elected by the shareholders and the name, address and number of shares of the Company’s common stock owned by each shareholder submitting the nomination. Written notice must be given at least 120 days before the date of the next annual meeting of shareholders. If a shareholder nominee is eligible, and if the nomination is proper, the Governance and Nominating Committee then will deliberate and make its recommendation to the Board of Directors.

The Governance and Nominating Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a shareholder.

Communications with the Board

Shareholders can communicate directly with the Board, or with any Committee of the Board, by writing to Mr. Michael H. Carrel at the Company’s address, by calling Mr. Carrel at (952) 487-9500 or by contacting him via e-mail at boardofdirectors@vitalimages.com. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

Director Compensation

Director Fees. For 2005, the annual retainer for independent Board members was $12,000, and the annual retainer to the Chairman of the Board was $5,000. In addition, the non-employee Board meeting fee for all Board Committees was $750, and the Committee Chairmen annual retainer was $2,000. The Committee meeting fee for the Audit Committee was $750, and the Committee meeting fee for all other Board Committees was $500. Also, Committee Chairmen were paid an additional $500 for each committee meeting they attended and chaired. For 2006, the annual retainers and meeting fees to be paid to our independent Board members will be increased. See “Report of the Compensation Committee.”

During 2005, the following non-employee directors received the following fees under the director compensation program:  Douglas M. Pihl ($25,000), James B. Hickey, Jr. ($36,000), Richard W. Perkins ($27,250), Michael W. Vannier, M.D. ($24,000), Sven A. Wehrwein ($34,500) and Gregory J. Peet ($10,000). As employees of the Company, Jay D. Miller and Vincent J. Argiro, Ph.D. received no director fees from the Company during 2005.

1997 Director Stock Option Plan. The Vital Images, Inc. 1997 Director Stock Option Plan (“Director Plan”) was adopted by the Board of Directors on March 19, 1997 and approved by the sole shareholder of the Company on May 1, 1997. The Director Plan is intended to assist the Company in attracting, motivating and retaining well-qualified individuals to serve as directors of the Company. The Director Plan provides for both the automatic and discretionary grant of options. The only individuals eligible to receive options under the Director Plan are members of the Board of Directors of the Company, and the only individuals eligible to receive automatic grants of options under the Director Plan are those directors of the Company who are not employees of the Company. The Director Plan provides that the total number of shares of the Company’s common stock that may be purchased upon the exercise of options shall not exceed 500,000 shares, subject to adjustment as provided in the Director Plan.

The Director Plan is administered by the Board of Directors of the Company. However, certain grants of stock options under the Director Plan and the amounts and terms of the options so granted are automatically determined under the Director Plan. As such, the Board of Directors has no authority to determine the grant or terms of such automatic options. Under the Director Plan, non-employee directors of the Company receive automatic grants of stock options to purchase 18,000 shares on their initial election or appointment to the Board of Directors and on each third anniversary of their appointment to the Board so long as they are members of the Company’s Board.

The Director Plan will terminate on the earlier of the date on which it is terminated by the Company’s Board of Directors or March 19, 2007.

Executive Officers

The following discussion sets forth information as of February 28, 2006 about the executive officers of the Company who are not directors.

Name	Positions with the Company	Age	Officer Since
Michael H. Carrel	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	35	January 2005
Steven P. Canakes	Executive Vice President – Global Sales	50	August 1998
Philip I. Smith	Executive Vice President – Corporate Development	38	February 2003
Susan A. Wood, Ph.D.	Executive Vice President – Marketing and Clinical Development	43	September 2005
Jeremy A. Abbs	Vice President – Quality and Customer Satisfaction	42	July 2002
Stephen S. Andersen	Vice President – Europe	36	January 2004

Michael H. Carrel was named Chief Operating Officer and Chief Financial Officer in May 2005. He was part-time Interim Chief Financial Officer of Vital Images from January 2005 until May 2005. From January 1, 2005 until May 2005, he was employed as Senior Vice President of Strategy and Business Development of Technology Solutions Company (“TSC”), a publicly-held technology consulting company. Mr. Carrel was President and Chief Executive Officer of Zamba Corporation (“Zamba”), a publicly-held customer relationship management company, from July 1, 2004 until December 31, 2004, when Zamba was acquired by TSC. Mr. Carrel served as Executive Vice President of Zamba from October 2000 until July 1, 2004, its Vice President from October 1998 to October 2000, and its Chief Financial Officer from October 1998 until December 31, 2004. He also served as Chief Financial Officer of NextNet Wireless, Inc., a privately-held provider of non-line-of-sight plug and play broadband wireless access systems, from October 1, 2003 through March 31, 2004. From 1997 until 1998, Mr. Carrel served as Director of Business Strategy at Zamba. Before 1998, Mr. Carrel held audit-related positions at PricewaterhouseCoopers LLP. Mr. Carrel is a Certified Public Accountant. Mr. Carrel holds a bachelor of science in accounting from Pennsylvania State University and a master of business administration from the Wharton School of the University of Pennsylvania.

Steven P. Canakes was named Executive Vice President – Global Sales in September 2005. Mr. Canakes was the Company’s Vice President-Sales from March 2000 until September 2005, its Vice President-U.S. Sales from August 1998 to March 2000 and its Director of U.S. Sales from March 1998 to August 1998. From July 1996 to March 1998, Mr. Canakes was Vice President of Business Development for MedManagement, LLC in Plymouth, Minnesota. From February 1994 to July 1996, he served as Vice President of Sales for Medintell Systems and Value Health Corporation, a Medintell Systems Division. Before February 1994, Mr. Canakes was a CT Product Sales Manager for Picker International, Inc. Mr. Canakes holds a bachelor of arts in biology from the University of Minnesota Duluth.

Philip I. Smith was named Executive Vice President – Corporate Development in September 2005. He served as the Company’s Vice President-Marketing and Corporate Development from January 2004 until September 2005 and its Vice President-Corporate Development from February 2003 until January 2004. From April 2002 to November 2002, Mr. Smith served as President and Chief Executive Officer of Thermonix, a medical technology company. From April 2000 until April 2002, Mr. Smith was Vice President, Marketing and Corporate Development of Image-Guided Neurologics, Inc., a medical technology company. From August 1997 to February 2000, Mr. Smith was an investment banker with the medical technology group at US Bancorp Piper Jaffray. Before August 1997, Mr. Smith held senior sales positions at GE Medical Systems. Mr. Smith holds a bachelor of science in electrical engineering from the University of Florida, and a master of business administration from the Wharton School of the University of Pennsylvania.

Susan A. Wood, Ph.D., was named Executive Vice President – Marketing and Clinical Development in

September 2005. She has more than 10 years of experience in the medical imaging software industry. From November 2004 until July 2005, Dr. Wood served as consultant and Chief Operating Officer of Medicsight, PLC, a medical imaging software company based in London, England.  From November 1997 until October 2004, she served with R2 Technology, Inc., a computer-aided detection company, most recently in the position of Vice President of Marketing and earlier in other product development leadership positions. From May 1995 until October 1997, Dr. Wood was with ISG Technology (formerly Cedara Software, now Merge Healthcare).  Dr. Wood is the co-inventor of several innovations in medical imaging for which United States and foreign patents are granted or pending, and she has written several articles in trade journals and chapters in books dealing with advanced analysis and CAD in medical imaging.  She holds a bachelor of science in engineering from the University of Maryland, a master of science in biomedical engineering from Duke University and a doctor of philosophy from The Johns Hopkins Medical Institutions, School of Hygiene and Public Health in Baltimore, Maryland. Dr. Wood also received a post-doctoral fellowship from Johns Hopkins to research quantification of three-dimensional airway trees during inflation using computed tomography.

Jeremy A. Abbs was named Vice President – Quality and Customer Satisfaction in January 2004. He served as Vice President-Marketing of Vital Images from July 2002 until January 2004. From June 1998 to July 2002, Mr. Abbs served as a Product Manager and Group Marketing Manager for emerging technology and market development of Boston Scientific’s Scimed division. From April 1996 to May 1998, Mr. Abbs served as the Global Product Manager for cardiac surgical products at Medtronic, Inc. Before 1996, Mr. Abbs held several sales and marketing management positions at Johnson & Johnson’s Ortho Diagnostics division. From 1986 to 1989, Mr. Abbs served as a Field Advertising Representative in the Food Products division at Proctor & Gamble Co. Mr. Abbs holds a bachelor of science in industrial management from Purdue University, and a master of business administration from the Carlson School of Management at the University of Minnesota.

Stephen S. Andersen was named Vice President – Europe in January 2006. He was Vice President – Engineering from January 2004 until January 2006. Mr. Andersen has been employed at Vital Images since May 1999 and has held roles of increasing responsibility, most recently serving as Senior Director of Quality and Customer Satisfaction from January 2002 until January 2004. From February 1997 to May 1999, Mr. Andersen served as Program Manager and Business Development Manager for Internet Technologies at LodgeNet Entertainment. Before 1997, Mr. Andersen held technical support positions in the banking and telecommunications industry at Precision Computer Systems and Martin & Associates. Mr. Andersen holds a bachelor of arts in business administration and communications from Augustana College.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and any persons holding more than 10% of the outstanding common stock of the Company to file reports with the Securities and Exchange Commission concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that during 2005 the filing requirements were satisfied, except as follows:  Form 4s were not filed on a timely basis to report grants on February 15, 2005 of restricted stock awards and stock options to each of Vincent J. Argiro, Ph.D., Jay D. Miller, Philip I. Smith, Steven P. Canakes, Jeremy A. Abbs and Stephen S. Andersen. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of its common stock and on copies of the reports that they have filed with the Securities and Exchange Commission.

Executive Compensation

The following table sets forth certain information regarding compensation earned by or awarded to (i) the Company’s Chief Executive Officer during the year ended December 31, 2005 and (ii) the Company’s four other most highly compensated executive officers whose salary and bonus was $100,000 or more for the year ended December 31, 2005 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

				Long-Term Compensation
				Awards
		Annual Compensation		Restricted Stock		Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards ($)(2)		Options (#)	Compensation
Jay D. Miller	2005	$235,000	$230,038	$15,400	(3)	10,000	$1,820	(4)
President and Chief Executive Officer	2004 2003	206,667 189,509	136,971 38,680	— —		30,000 30,000	55 —	(4)

Michael H. Carrel	2005	$215,500	$174,115	$513,000	(6)	175,000	$75,000	(7)
Chief Operating Officer and Chief Financial Officer(5)	2004 2003	— —	— —	— —		— —	— —

Philip I. Smith	2005	$172,311	$149,653	$288,240	(8)	65,000	$1,380	(4)
Executive Vice President – Corporate Development	2004 2003	156,667 134,405	104,603 26,435	— —		20,000 50,000	138 30,000	(4) (7)

Steven P. Canakes	2005	$165,010	$137,235	$113,600	(9)	3,000	$1,335	(4)
Executive Vice President – Global Sales	2004 2003	157,500 154,779	100,425 23,645	— —		12,500 20,000	66 —	(4)

Jeremy A. Abbs	2005	$142,667	$123,085	$23,100	(10)	5,000	$1,195	(4)
Vice President – Quality and Customer Satisfaction	2004 2003	135,417 132,083	90,815 22,231	— —		15,000 25,000	568 —	(4)

(1)       The executive officers of the Company are eligible to earn annual cash bonuses tied to the level of achievement of annual performance targets. Bonuses are generally paid following the end of the year in which they are earned.

(2)       The restricted stock awards vest as to 25% of the number of shares subject to the awards on each of the first, second, third and fourth anniversary dates of the date of grant of the award so long as the recipient of the award is then an employee of the Company. The holders of the restricted stock awards have the right to receive any dividends declared on the Company’s common stock but not the right to vote the shares of restricted stock.

(3)       Consists of an award to acquire 1,000 shares granted on February 15, 2005. The value is based on the closing price of $15.40 per share as reported on The Nasdaq Global Market (formerly known as The Nasdaq National Market) on February 15, 2005. Based on the $26.15 closing price on December 30, 2005, the award had a value of $26,150 as of December 31, 2005.

(4)       Consists of matching contributions made by the Company under the Vital Images, Inc. Salary Savings Plan, which is intended to qualify under Section 401(k) of the Internal Revenue Code.

(5)       Mr. Carrel became Chief Operating Officer and Chief Financial Officer in May 2005 and was part-time Interim Chief Financial Officer from January 2005 until May 2005.

(6)       Consists of an award to acquire 30,000 shares granted on May 17, 2005. The value is based on the closing price of $17.10 per share as reported on The Nasdaq Global Market on May 17, 2005. Based on the $26.15 closing price on December 30, 2005, the award had a value of $784,500 as of December 31, 2005.

(7)       Consists of a signing bonus.

(8)       Consists of an award to acquire 1,500 shares granted on February 15, 2005 and an award to acquire 13,500 shares granted on September 8, 2005. The value is based on the closing prices of $15.40 per share on February 15, 2005 and $19.64 per share on September 8, 2005 as reported on The Nasdaq Global Market. Based on the $26.15 closing price on December 30, 2005, the award had a value of $392,250 as of December 31, 2005.

(9)       Consists of an award to acquire 1,000 shares granted on February 15, 2005 and an award to acquire 5,000 shares granted on September 8, 2005. The value is based on the closing prices of $15.40 per share on February 15, 2005 and $19.64 per share on September 8, 2005 as reported on The Nasdaq Global Market. Based on the $26.15 closing price on December 30, 2005, the award had a value of $156,900 as of December 31, 2005.

(10)     Consists of an award to acquire 1,500 shares granted on February 15, 2005. The value is based on the closing price of $15.40 per share as reported on The Nasdaq Global Market on February 15, 2005. Based on the $26.15 closing price on December 30, 2005, the award had a value of $39,225 as of December 31, 2005.

Retirement Savings Plan

The Company maintains the Vital Images, Inc. Salary Savings Plan (the “Plan”), which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended. The Plan covers substantially all employees. Each employee may elect to contribute to the Plan through payroll deductions of up to 25% of his or her salary, subject to certain limitations. At the discretion of the Board of Directors, the Company may make matching contributions equal to a percentage of the salary reduction contributions or other discretionary amounts. The Company paid $103,000 in matching contributions in 2005 and $43,600 in matching contributions in 2004. The contributions made by the Company to the Plan on behalf of the Named Executive Officers are set forth in the Summary Compensation Table. There were no contributions to the Plan by the Company in 2003.

1997 Stock Option and Incentive Plan

The Vital Images, Inc. 1997 Stock Option and Incentive Plan (the “1997 Plan”) was adopted by the Board of Directors on March 19, 1997 and approved by Bio-Vascular, Inc. (now known as Synovis Life Technologies, Inc.), the sole shareholder of the Company, on May 1, 1997. The 1997 Plan is intended to assist the Company in hiring and retaining well-qualified employees, consultants and other service providers by allowing them to participate in the ownership and growth of the Company through the grant of incentive and non-statutory stock options, awards of restricted stock, performance units, stock bonuses or any combination of such awards. Management believes that the granting of options and other awards will serve as partial consideration for and give well-qualified employees, consultants and other service providers an additional inducement to remain in the service of the Company and provide them with an increased incentive to work for the Company’s success.

On February 28, 2006, options for an aggregate of 1,410,107 shares were outstanding under the 1997 Plan, there were 100,915 shares subject to restricted stock awards granted under the 1997 Plan, no other awards were outstanding under the 1997 Plan, and 715,721 shares were available for the grant of awards under the 1997 Plan. Awards may be granted under the 1997 Plan through March 19, 2007, although the 1997 Plan may be terminated earlier by the Board of Directors in its sole discretion.

Administration. The 1997 Plan is administered by the Compensation Committee of the Board of Directors, which determines when and which employees, consultants and other service providers will be granted options and awards under the 1997 Plan. Subject to the provisions of the 1997 Plan, the Compensation Committee also determines the type, amount and terms of awards (including restrictions) and makes all other determinations necessary or advisable for the administration of the 1997 Plan. The determinations by the Compensation Committee are not required to be made on a uniform basis and are final and conclusive.

Employees of the Company and any of its “Affiliates” (as such term is defined in the 1997 Plan) are eligible for selection to receive options qualified as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”). Employees, consultants and other service providers of the Company or its Affiliates may be granted non-qualified options (“NQOs”), restricted stock awards, performance units or stock bonuses under the 1997 Plan.

The 1997 Plan will terminate on the earlier of the date on which it is terminated by the Company’s Board of Directors or March 19, 2007. Options or restricted stock awards outstanding at the termination of the 1997 Plan may continue to be exercised in accordance with their terms after such termination. The 1997 Plan may be amended at any time by the Board of Directors. However, without the approval of a majority of the Company’s shareholders voting at a meeting at which a quorum is present, no such amendment may (i) materially increase the benefits accruing to participants under the 1997 Plan; (ii) increase the number of shares available for issuance or sale under the 1997 Plan (other than as permitted in certain circumstances provided by the 1997 Plan); or (iii) materially modify the requirements as to eligibility for participation in the 1997 Plan.

Shares Subject to 1997 Plan. The 1997 Plan provides that the total number of shares of the Company’s common stock that may be purchased pursuant to the exercise of options and issued in connection with other awards shall not exceed 4,100,000 shares, subject to adjustment as provided in the 1997 Plan. The shares to be issued upon the exercise of options and other awards granted under the 1997 Plan will be currently authorized but unissued shares of common stock of the Company. The number of shares of the Company’s common stock available under the 1997 Plan, the exercise price of an option or the value of an award may be adjusted by the Compensation Committee upon any stock dividend or split, recapitalization, reclassification, combination, exchange of shares or other similar corporate change if the Compensation Committee determines that such change necessarily or equitably requires such an adjustment.

Stock Options. Upon the grant of an option, the Compensation Committee fixes the number of shares of the Company’s common stock that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. With regard to ISOs, the exercise price cannot be less than the “fair market value” of the common stock at the time the ISO is granted or 110% of such fair market value in certain cases. Further, the aggregate fair market value of common stock (determined at the time the ISO is granted) subject to ISOs granted to an employee under all the Company’s option plans that become exercisable for the first time by such employee during any calendar year may not exceed $100,000. The exercise price of NQOs may be less than the fair market value of the common stock but not less than 85% of fair market value. Each option will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than 10 years after the date of grant (in the case of ISOs). Payment for shares upon exercise of any option may be made in cash, in shares of the Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the option, or by a combination of cash and such shares, as the Compensation Committee may determine.

Options granted under the 1997 Plan are non-transferable except to the extent permitted by the agreement evidencing such option. However, no ISO will be transferable by any optionee other than by will or the laws of descent and distribution. If, pursuant to the agreement evidencing any option, such option remains exercisable after the optionee’s death, it may be exercised to the extent permitted by such agreement by the personal representative of the optionee’s estate or by any person who acquired the right to exercise such option by bequest, inheritance or otherwise by reason of the optionee’s death.

Restricted Stock Awards. Restricted stock awards granted pursuant to the 1997 Plan entitle the holder to receive shares of the Company’s common stock, which are subject to forfeiture to the Company if specified conditions are not satisfied. When a restricted stock award is granted, the Compensation Committee may establish a period during which the holder cannot sell or otherwise transfer the shares of the common stock subject to the award. During such period, the holder of shares subject to the restricted stock award otherwise has the rights of a shareholder of the Company with respect to such shares, including the right to vote the shares and to receive any dividends and other distributions. Except to the extent otherwise provided in the agreement governing each restricted stock award, all shares of the Company’s common stock then subject to any restriction will be forfeited to the Company, and all rights of the holder with respect to such shares will terminate, if the holder ceases to provide services to the Company or its Affiliates as an employee, consultant or other service provider.

Performance Units and Stock Bonuses. Performance units may entitle the recipient to receive a payment from the Company in the form of stock, cash or a combination of both upon the achievement of established performance or other goals. A stock bonus entitles a recipient to receive an award of common stock of the Company. Performance units and stock bonuses will be subject to such terms and conditions, consistent with the other provisions of the 1997 Plan, as may be determined by the Compensation Committee.

Immediate Acceleration of Awards. The 1997 Plan provides that the restrictions on all shares of restricted stock shall lapse immediately, and all outstanding options will become exercisable immediately, if any of the following events occur: (i) the sale, lease, exchange or other transfer of substantially all of the assets of the Company; (ii) the liquidation or dissolution of the Company; (iii) certain mergers or consolidations of the Company which result in a reduction in the voting power of the current shareholders of the Company; (iv) any person becomes the beneficial owner of more than 20% of the Company’s Common Stock without the advance approval of the incumbent directors or more than 50% of the voting power of the Company’s outstanding stock without regard to consent by the incumbent directors; (v) the incumbent directors cease for any reason to constitute at least a majority of the Board; or (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

The following table sets forth certain information regarding stock options granted to the Named Executive Officers during 2005:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Granted(#)(1)	Fiscal Year	($/Sh)	Date	5%($)	10%($)
Jay D. Miller	10,000	1.96%	$15.40	2/15/2013	$73,528	$176,113
Michael H. Carrel	175,000	34.36%	$16.57	5/13/2013	$1,384,501	$3,316,122
Philip I. Smith	20,000	3.93%	$15.40	2/15/2013	$147,056	$352,225
	45,000 (3)	8.84%	$19.64	9/8/2013	$421,975	$1,010,704
Steven P. Canakes	3,000	0.59%	$15.40	2/15/2013	$22,058	$52,834
Jeremy A. Abbs	5,000	0.98%	$15.40	2/15/2013	$36,764	$88,056

(1)       Except as described below, all options granted to the Named Executive Officers in 2005 vest and become exercisable as to 28% of the shares one year after the date of grant and as to an additional 2% in each succeeding month, but only if the Named Executive Officer is then an employee of the Company.

(2)       Represents the potential realizable value of each grant of options assuming that the market price of the underlying common stock appreciates in value from its fair market value on the date of grant to the end of the option term at the indicated annual rates.

(3)       Vests and becomes exercisable as to 20,000 shares on December 15, 2005 and, as to the remaining 25,000 shares, 28% vest on September 8, 2006 and 2% will vest in each succeeding month only if Mr. Smith is then an employee of the Company.

The following table sets forth certain information regarding any exercises of stock options during 2005 by the Named Executive Officers and the number and value of unexercised stock options held by them as of December 31, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Unexercised Options at Year-End (#) Exercisable/Unexercisable		Value of Unexercised In-the-Money Options at Year-End ($)(1) Exercisable/Unexercisable
Jay D. Miller	52,000	$818,924	326,500	46,000	$6,312,898	$684,716
Michael H. Carrel	0	$0	0	175,000	$0	$1,676,500
Philip I. Smith	0	$0	62,600	72,400	$665,890	$708,080
Steven P. Canakes	35,000	$678,731	116,400	16,600	$2,242,766	$241,362
Jeremy A. Abbs	0	$0	46,200	23,800	$823,867	$356,898

(1)       Based on the difference between the December 30, 2005 closing price of $26.15 per share as reported on The Nasdaq Global Market (formerly known as The Nasdaq National Market) and the exercise prices of the options.

Employee Stock Purchase Plan

The Vital Images, Inc. 1997 Employee Stock Purchase Plan (the “Stock Purchase Plan”) was adopted by the Board of Directors on March 19, 1997 and by Bio-Vascular, Inc. (now known as Synovis Life Technologies, Inc.) as the sole shareholder of the Company on May 1, 1997. The Stock Purchase Plan permits eligible employees to make voluntary contributions through payroll deductions to be used to purchase common stock from the Company. The Stock Purchase Plan consists of periodic offerings, and the first such offering began on July 1, 1997. Each offering under the Stock Purchase Plan is for a period of three months (an “Offering Period”). An employee may elect to have up to a maximum of 10% deducted from his or her regular salary for purposes of purchasing up to 500 shares under the Stock Purchase Plan during each Offering Period. The price at which the employee shares are purchased will be the lower of (i) 85% of the closing price of the common stock of the Company on the day that an Offering Period commences under the Stock Purchase Plan or (ii) 85% of the closing price of the Company’s common stock on the day that such Offering Period terminates. With certain exceptions, all employees of the Company who work at least 20 hours per week, including officers and directors who are employees, are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan provides for the issuance of up to 250,000 shares of common stock, and it is administered by the Board of Directors or by the Compensation Committee. Through December 31, 2005, 86,731 shares had been issued under the Stock Purchase Plan, and, as of December 31, 2005, 68,583 shares were available for purchase under the Stock Purchase Plan.

Other Stock Option Plans

On May 12, 1997, Bio-Vascular, Inc. (now known as Synovis Life Technologies, Inc.), the former parent company of Vital Images, distributed all of the shares of common stock of Vital Images to Bio-Vascular’s shareholders of record on May 5, 1997 in a distribution transaction (the “Distribution”). Under an Employee Benefits Agreement between Vital Images and Bio-Vascular, they agreed to adjust each unexercised option to purchase Bio-Vascular common stock outstanding as of the record date for the Distribution (“Bio-Vascular Options”) to reflect the Distribution (an “Adjusted Bio-Vascular Option”), and each holder of a Bio-Vascular Option was granted an option to purchase common stock of Vital Images in connection with the Distribution (a “Vital Images Option”). Also in connection with the issuance of Vital Images Options, the Company adopted the 1995 Stock Incentive Adjustment Plan, the Incentive Stock Option Adjustment Plan and the 1992 Director Stock Option

Adjustment Plan. Each of these plans was intended to mirror the provisions of a corresponding Bio-Vascular option plan. Similar modifications to the existing 1990 Management Incentive Stock Option Plan and the 1992 Stock Option Plan were also adopted by the Company with respect to Bio-Vascular employees. Awards of options under these plans, as well as pursuant to certain non-plan award agreements, were made in connection with the Distribution. As of February 28, 2006, no Vital Images Options were outstanding, and no other options may be granted under the 1995 Stock Incentive Adjustment Plan, the Incentive Stock Option Adjustment Plan, the 1992 Director Stock Option Adjustment Plan, the 1992 Stock Option Plan or the 1990 Management Incentive Stock Option Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2005 with respect to Company’s equity compensation plans:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
• 1997 Plan	1,603,275	$11.97	715,181
• Director Plan	200,000	$11.55	207,000
• Stock Purchase Plan (1)	Not applicable.	Not applicable.	68,583
Equity compensation plans not approved by security holders
• Non-Plan options (2)	194,000	$7.03	Not applicable.
Total	1,997,275	$11.45	990,764

(1)    Under the Stock Purchase Plan, shares are acquired at the time of investment by the participating employees at the applicable discount price.

(2)    Consists of options granted to certain officers of the Company and third-party consultants.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

James B. Hickey, Jr., Michael W. Vannier, M.D., Sven A. Wehrwein and, since August 11, 2005, Gregory J. Peet, each of whom is a non-employee director of the Company, served as the members of the Company’s Compensation Committee in 2005. See “Report of the Compensation Committee.”  Mr. Miller and Dr. Argiro, the only executive officers of the Company who served on the Board of Directors in 2005, abstained from voting on compensation matters affecting their compensation.

Employment and Other Agreements

The Company entered into an employment agreement with Jay D. Miller dated February 9, 2002, which sets forth the terms of his employment as the Company’s President and Chief Executive Officer. The agreement provides for an annual base salary of $180,000 and allows for a review and possible increase. Mr. Miller’s base salary was $240,000 for the year ended February 28, 2006 and is $320,000 for the year ending February 28, 2007. In addition, Mr. Miller is eligible to receive cash bonuses as established by the Company’s Board of Directors under the Company’s annual management incentive plan. The agreement also provides for Mr. Miller’s participation in the Company’s standard benefit plans and policies. If the Company terminates Mr. Miller’s employment without cause, or if he resigns for good reason, the Company is required to pay Mr. Miller a severance payment equal to 12 months’ base salary at the time of termination. The agreement contains a confidentiality clause.

The Company entered into an employment agreement with Michael H. Carrel dated May 16, 2005, which sets forth the terms of his employment as the Company’s Chief Operating Officer and Chief Financial Officer. The agreement provides for an annual base salary of $220,000 and allows for a review and possible increase. In addition, Mr. Carrel is eligible to receive cash bonuses as established by the Company’s Board of Directors under the Company’s annual management incentive plan. The agreement also provides for Mr. Carrel’s participation in the Company’s standard benefit plans and policies. If the Company terminates Mr. Carrel’s employment without cause, or if he resigns for good reason, the Company is required to pay Mr. Carrel a severance payment equal to nine months’ base salary at the time of termination.

On September 8, 2005, the Company entered into employment agreements with each of Philip I. Smith, Steven P. Canakes and Susan A. Wood, Ph.D., on October 24, 2005, the Company entered into an employment agreement with Jeremy A. Abbs, and on January 18, 2006, the Company entered into a letter agreement with Stephen S. Andersen. These agreements set forth the terms of their employment as executive officers of the Company. They provide for the following annual base salaries and allow for a review and possible increase:  Mr. Smith ($185,000), Mr. Canakes ($175,000), Mr. Abbs ($144,000), Dr. Wood ($190,000) and Mr. Andersen ($170,000). In addition, each of these executive officers is eligible to receive cash bonuses as established by the Company’s Board of Directors under the Company’s annual management incentive plan. As provided in the applicable agreements, on September 8, 2005, Mr. Smith was granted a restricted stock award for 13,500 shares and an option to purchase 45,000 shares, which are described in the Summary Compensation Table and the Option Grants in Last Fiscal Year table; Mr. Canakes was granted a restricted stock award for 5,000 shares, which is described in the Summary Compensation Table; and Dr. Wood was granted an option to purchase 110,000 shares, which vested as to 20,000 shares on December 15, 2005 and, as to the remaining 90,000 shares, 28% vested on September 8, 2005 and 2% will vest in each succeeding month but only if she is then an employee of the Company. The agreements also provide for the executive officers’ participation in the Company’s standard benefit plans and policies. If the Company terminates any of these executive officers’ employment without cause, or if the executive officer resigns for good reason, the Company is required to pay the officers a severance payment equal to the following multiples of his or her base salary at the time of termination:  Mr. Smith (0.75), Mr. Canakes (0.5), Mr. Abbs (0.5), Dr. Wood (0.5) and Mr. Andersen (1.0).

The Company has entered into a retirement agreement with Vincent J. Argiro, Ph.D., which will become effective on May 4, 2006, his retirement date. The agreement provides that the Company will pay to Dr. Argiro $100,000, less any applicable taxes and withholdings, in equal installments of $50,000 on the six-month and 12-month anniversaries of his retirement date. The agreement also provides that on Dr. Argiro’s retirement date, his unvested stock options will vest, and he will have until the earlier of May 4, 2007 or the expiration date of his options to exercise them. In addition, under the agreement, Dr. Argiro’s unvested restricted stock awards will vest on May 4, 2006. The retirement agreement includes confidentiality and non-competition clauses. It also provides that effective May 4, 2006, the Company will enter into a consulting agreement with Dr. Argiro with a term of one year under which he will provide services to the Company on an “as needed” basis, in exchange for which the Company will pay him a quarterly retainer of $5,000 plus $300 per hour for each hour he works in excess of 25 hours per quarter. The consulting agreement may be extended for an additional one-year term upon the agreement of Dr. Argiro and the Company.

Change in Control Agreements

The Company has entered into change of control agreements with each of Jay D. Miller, Michael H. Carrel, Steven P. Canakes, Philip I. Smith, Susan A. Wood, Ph.D., Jeremy A. Abbs and Stephen S. Andersen that provide for certain benefits upon a “change in control” of the Company, as defined in such agreements. Each agreement provides that if the officer’s employment with the Company is terminated for any reason other than death, cause, disability or retirement, or if he or she terminates his or her employment with the Company for good reason, or, in the case of Messrs. Miller and Carrel, for any reason, and the termination occurs within 12 months following a change in control, or before a change in control if his or her termination was a condition of the change in control, such officer would be entitled to a lump sum cash payment equal to twice his or her annual base salary in effect on the date of the change in control, as well as employee welfare benefits then in effect for a period of 24 months. The agreements include standard confidentiality provisions.

Related Party Transactions

With the knowledge of and consent of the Board of Directors, Vital Images was involved in the following transactions in the year ended December 31, 2005:

•              Jason Argiro, who is the brother of Vincent J. Argiro, Ph.D., has been an employee of Vital Images since May 1997. For 2005, he received an annual salary of $33,200 and was granted an option to purchase 100 shares of common stock on February 15, 2005 at an exercise price equal to the fair market value of the common stock on the date of grant. During 2005, he also exercised options to purchase 2,540 shares, recognizing a gain of $38,839. Jason Argiro was not hired by and does not report to Vincent J. Argiro. The terms of Jason Argiro’s employment and compensation are the same as other Vital Images employees at his level.

•              Michael W. Vannier, M.D. is a Professor of Radiology at the University of Chicago. The University of Chicago is a customer of Vital Images. In December 2005, the Company received an order from the University of Chicago for $451,150. Dr. Vannier did not participate in negotiations regarding this customer relationship, and he receives no compensation from either Vital Images or the University of Chicago as a result of this relationship.

•              Schele Smith, who is the spouse of Philip I. Smith, was paid $60,650 by Vital Images during 2005 for providing software development consulting services to the Company. Ms. Smith was not retained or supervised by Mr. Smith, and the terms of her retention by Vital Images are no more favorable to Ms. Smith than those negotiated in arm’s-length transactions with other consultants.

Tax Law Limits on Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986 limits the amount that the Company may deduct for compensation paid to any of its most highly compensated officers to $1,000,000 per person. To date, the Company has not paid “compensation” within the meaning of Section 162(m) to any of its executive officers in excess of $1,000,000, and management does not believe the Company will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but it will formulate such a policy if the compensation level for any executive approaches $1,000,000.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

The Compensation Committee of the Board of Directors is responsible for assuring that compensation for executives is consistent with the Company’s compensation philosophy. The Compensation Committee also administers and recommends to the entire Board each year any stock option grants under the Company’s 1997 Plan and incentive compensation plans and payouts and advises the Board on other compensation related matters. James B. Hickey, Jr., Michael W. Vannier, M.D., Sven A. Wehrwein and, since August 11, 2005, Gregory J. Peet, each of whom is an independent director of the Company as defined in the Nasdaq Marketplace Rules, served as the members of the Company’s Compensation Committee in 2005. The following report is made by Messrs. Hickey, Wehrwein and Peet and Dr. Vannier and summarizes the Company’s executive officer compensation policies for 2005.

The Company’s executive compensation program is based on a pay-for-performance philosophy. Under the Company’s program, an executive’s compensation consists of three components: base salary, an annual incentive (bonus) payment and long-term incentives (including stock options and restricted stock). Base salary is determined by an assessment of the executive’s sustained performance against his or her individual job responsibilities, including the impact of such performance on the business results of the Company. Payments under the Company’s annual incentive plan are tied to the level of achievement of annual performance targets, including revenue, operating results and other performance targets related to business functions under the executive’s direction. Annual performance targets are based upon the Company’s annual strategic plan as reviewed by the Board of Directors. An individual executive’s annual incentive opportunity is based upon a percentage of his or her base salary.

Through 2004, the Company’s long-term incentives were in the form of only stock options. The objectives of stock options are to advance the longer term interests of the Company and its shareholders, complement incentives tied to annual performance and align the interests of executives more closely with those of shareholders. The Company also believes that the entrepreneurial character of its executives makes the long-term incentives provided by stock options especially significant in the motivation and retention of its executives. The number of stock options awarded to an executive is based on the executive’s position and his or her performance in that position. The executive’s right to the stock options generally vests over a four-year period, and each option is exercisable, to the extent it has vested, over an eight-year period following its grant.

In 2004, the Compensation Committee reviewed the Company’s long-term incentive program in light of the new accounting rules taking effect in 2005 beginning in the third quarter that require the expensing of past and future option grants. The Committee studied various equity-based compensation (EBC) alternatives to understand their financial and motivational impacts on both the Company and its employees. As a result, in 2005, the Compensation Committee recommended to the Board of Directors a number of changes to the Company’s long-term incentive program, which the Board subsequently approved. The program adopted in 2005 combines restricted stock with reduced levels of stock options and is reviewed annually by the Committee for effectiveness.

The compensation of Mr. Jay D. Miller, the Company’s President and Chief Executive Officer, for 2005 was determined in part under an Employment Agreement dated February 7, 2002 between Mr. Miller and the Company, which was approved by the entire Board in 2002. For the year ended February 28, 2006, the Compensation Committee recommended and the Board approved an increase in Mr. Miller’s salary to $240,000 based on the Compensation Committee’s assessment of Mr. Miller’s past performance and its expectations about Mr. Miller’s future contributions in directing the long-term success of the Company. Under the management incentive plan, 25% of Mr. Miller’s bonus for 2005 was determined by reference to the revenue objectives set forth in the plan, 30% was based on the net income objectives set forth in the plan, 20% was based on completed sales as set forth in the plan, and 25% was based on individual objectives set by the Compensation Committee for Mr. Miller for 2005. In addition, on February 15, 2005, the Board approved the grant to Mr. Miller under the 1997 Plan of stock options to purchase a total of 10,000 shares of the Company’s common stock and a restricted stock award for 1,000 shares. The options vest as to 28% of the shares beginning one year after the date of grant and as to an additional 2% in each succeeding month, but only if Mr. Miller is then an employee of Vital Images. The restricted stock award vests as to 25% of the number of shares subject to the award on each of the first, second, third and fourth anniversary dates of the date of grant, but only if Mr. Miller is then an employee of Vital Images. The terms of Mr. Miller’s options and restricted stock award were determined based on the Compensation Committee’s judgment as to the performance of Mr. Miller prior to the date of grant as well as the number of options already held by him. The Compensation Committee believes that the compensation arrangements established for Mr. Miller are consistent with the philosophy and objectives described above.

At the March 9, 2006 Board of Directors’ meeting, the Compensation Committee recommended a change to the directors’ compensation program. A study had been initiated in early 2005 to assure that Board compensation remained competitive and reflected current Board duties and responsibilities. The Compensation Committee recommended that the annual retainer for independent Board members be increased to $16,000, the annual retainer for the Chairmen of the Board be increased to $6,000, the Board meeting fee be increased to $1,250, the Audit Committee Chairman fee be increased to $5,000 from $2,000, the Compensation Committee Chairman fee be increased to $3,000 from $2,000, the Audit Committee members’ meeting fees be increased to $1,000 from $750, the Compensation Committee members’ meeting fees be increased to $750 from $500, the Governance and Nominating Committee and Strategy Committee meeting fees remain at $500, and that the fee paid to all non-employee chairmen for chairing and attending meetings of their own committees be increased to $750 from $500. At its March 9, 2006 meeting, the Board adopted these recommendations.

The Committee believes that the Company’s executives are focused on the attainment of a sustained high rate of growth and improving operating results for the benefit of the Company and its shareholders, and that the Company’s compensation program, with its emphasis on performance-based and long-term incentive compensation, serves to reinforce this focus.

By the Compensation Committee:

James B. Hickey, Jr., Chairman
Michael W. Vannier, M.D.
Sven A. Wehrwein
Gregory J. Peet

PERFORMANCE GRAPH

Since June 9, 2003, the Company’s common stock has been quoted on The Nasdaq Global Market (formerly known as The Nasdaq National Market). From September 29, 2000 through June 6, 2003, the Company’s common stock was quoted on The Nasdaq SmallCap Market (now known as The Nasdaq Capital Market). The following graph shows changes during the period from December 31, 2000 to December 31, 2005 in the value of $100 invested in: (1) the Company’s common stock; (2) the CRSP Total Return Index for The Nasdaq Stock Market (US); and (3) Nasdaq Non-Financial Stocks. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04	12/30/05
Vital Images, Inc.	$100.00	$267.14	$256.29	$510.29	$478.57	$747.14
Nasdaq Stock Market (U.S.)	$100.00	$79.08	$55.95	$83.35	$90.64	$92.73
Nasdaq Non-Financial Stocks	$100.00	$77.54	$52.52	$79.52	$86.01	$87.67

APPROVAL OF VITAL IMAGES, INC. 2006 LONG-TERM INCENTIVE PLAN

(Proposal 2)

The Vital Images, Inc. 2006 Long-Term Incentive Plan (“2006 Plan”) was adopted by the Board of Directors on March 9, 2006. The 2006 Plan provides that the total number of shares of the Company’s common stock that may be subject to options, restricted stock awards and other equity awards granted under the 2006 Plan shall not exceed 900,000 shares. A copy of the 2006 Plan is attached to this proxy statement as Appendix B. The shareholders are being asked to approve the 2006 Plan at the Annual Meeting.

The purpose of the 2006 Plan is to aid the Company in recruiting and retaining employees, directors, independent contractors and other service providers to the Company and to motivate such employees, directors, independent contractors and other service providers to exert their best efforts on behalf of the Company by providing incentives through the grant of incentive stock options (“ISOs”) qualified as such under Section 422 of the Internal Revenue Code of 1986 (the “Code”) and nonqualified stock options (“NQOs” and, together with ISOs, “Options”), awards of restricted stock, stock appreciation rights, other stock-based awards, cash-based awards or any combination of such awards (collectively, the “Awards”). Management believes that the Company will benefit from the stock ownership opportunities and other benefits provided to participants under the 2006 Plan to encourage alignment of their interest in the Company’s success with that of other stakeholders.

To enable the Company to grant awards in furtherance of the purposes and objectives of the 2006 Plan, the Board recommends that the shareholders approve the 2006 Plan.

The following is a summary of the terms of the 2006 Plan, and it is qualified by reference to the 2006 Plan, a copy of which is included in this proxy statement as Appendix B.

Administration

The 2006 Plan will be administered by the Compensation Committee of the Company’s Board of Directors, which will have the exclusive power to make Awards and to determine when and to whom Awards will be granted under the 2006 Plan. In addition, the Compensation Committee will determine the form, amount and other terms and conditions of each Award, subject to the provisions of the 2006 Plan. The determinations to be made by the Compensation Committee under the 2006 Plan are not required to be made on a uniform basis and are final, binding and conclusive.

Participants

A participant in the 2006 Plan means an employee of the Company or an “Affiliate” (as the term “Affiliate” is defined in the 2006 Plan) who is selected by the Compensation Committee to participate in the Plan; a director of the Company who receives Options or Awards under the 2006 Plan; or any consultant, agent, advisor or independent contractor who is selected by the Compensation Committee to participate in the 2006 Plan and who renders bona fide services to the Company or an Affiliate. However, only employees of the Company are eligible for selection to receive Options qualified as ISOs under Section 422 of the Code.

Termination Date

The 2006 Plan will terminate on the earlier of the date on which it is terminated by the Company’s Board of Directors or March 9, 2016. However, the termination of the 2006 Plan will not affect any Awards then outstanding under the 2006 Plan. The Board of Directors may amend, alter or discontinue the 2006 Plan. However, no amendment, alteration or discontinuation may be made by the Board without the consent of a participant in the 2006 Plan if such action would diminish any of the rights of the participant under any Award held by the participant.

Shares Subject to 2006 Plan

The 2006 Plan provides that the total number of shares of the Company’s common stock that may be issued under the 2006 Plan is 900,000 shares, subject to adjustments as provided in the 2006 Plan. Shares of the Company’s common stock subject to Awards granted under the 2006 Plan, other than restricted stock awards, will be counted against the 900,000 share numerical limit as one share for every share of common stock subject to the Award. However, a share of the Company’s common stock subject to a restricted stock award will be counted against the numerical limit as two shares of common stock. The shares to be issued under the 2006 Plan will be currently authorized but unissued shares of common stock of Company. The number of shares of the Company’s common stock available under the 2006 Plan and under equity Awards granted under the 2006 Plan, the exercise price of any Option and the exercise price of any stock appreciation right granted under the 2006 Plan will be appropriately adjusted upon any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalizations of the Company.

Options

Upon the grant of an Option under the 2006 Plan, other than the automatic grant of Options to the Company’s non-employee directors described below, the Compensation Committee will fix a number of shares of the Company’s common stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. With regard to ISOs, the exercise price cannot be less than the “fair market value” of the common stock at the time the ISO is granted or 110% of such fair market value in certain cases. In addition, the aggregate fair market value of common stock (determined at the time an ISO is granted) subject to ISOs granted to an employee under all of the Company’s option plans that become exercisable for the first time by such employee during any calendar year may not exceed $100,000. The exercise price of NQOs may not be less than fair market value of the Company’s common stock at the time of grant. Each Option granted under the 2006 Plan will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than five years after the date of grant. Payment for shares upon exercise of any Option granted under the 2006 Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to the Company an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Automatic Grants of NQOs to Non-Employee Directors. The 2006 Plan will provide non-employee directors of the Company (each an “Eligible Director”) with automatic grants of NQOs. Each Eligible Director will be automatically granted NQOs to purchase 18,000 shares on the date of his or her initial election or appointment to the Board of Directors (in each case, an “Initial Grant”). On each third anniversary date of the date of the Initial Grant to each Eligible Director, such Eligible Director will automatically receive NQOs under the 2006 Plan to purchase an additional 18,000 shares of the Company’s common stock. All NQOs automatically granted under the 2006 Plan will expire five years after the date of grant. The exercise price per share for each NQO granted under the 2006 Plan will not be less than the fair market value of a share of the Company’s common stock on the date such NQO is granted. NQOs automatically granted to non-employee directors under the 1996 Plan will vest and become exercisable as to one-third of the NQO shares on the first, second and third December 31 following the date of grant. Payment for shares upon exercise of any NQOs automatically granted to Eligible Directors under the 2006 Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to the Company an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased. In addition to such automatic NQO grants, the 2006 Plan also permits the Compensation Committee to make discretionary grants of stock options to any and all directors, including Eligible Directors, as described below.

Discretionary Option Grants of NQOs to Non-Employee Directors. Upon the discretionary grant of NQOs to the Company’s non-employee directors under the 2006 Plan, the Board of Directors will fix the number of shares of the Company’s common stock that the optionee may purchase upon exercise of the option and the exercise price at which the shares may be purchased. The exercise price of such NQOs cannot be less than the fair market value of the common stock at the time the option is granted. Each NQO will be exercisable by the optionee only during the term fixed by the Board of Directors, with such term ending not later than five years after the date of grant. Payment for shares upon exercise of any NQOs granted to Eligible Directors under the 2006 Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to the Company an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights (“SARs”) under the 2006 Plan independent of an Option or in connection with an Option. Upon the grant of a SAR under the 2006 Plan, the Compensation Committee will fix its exercise price, which cannot be less than the fair market value of the Company’s common stock and, in the case if a SAR granted in conjunction with an Option, not less than the exercise price of the related Option. Each SAR granted independent of an Option will entitle a participant upon exercise to an amount equal to the excess of the fair market value of the common stock on the date of exercise less the exercise price per share, times the number of shares of common stock covered by the SAR. As determined by the Compensation Committee at the time of grant, payment of such amount upon exercise of a SAR will be made in shares of common stock or in cash, or partly in shares and partly in cash. The 2006 Plan provides that SARs have a maximum term of five years.

Restricted Stock Awards

Restricted stock awards granted under the 2006 Plan will entitle the holder to receive shares of the Company’s common stock, which are subject to forfeiture to the Company and transfer restrictions if certain conditions are not met as determined by the Compensation Committee at the time of grant. When a restricted stock award is granted, the Compensation Committee may establish a period during which the holder cannot sell or otherwise transfer the shares subject to the award. During such period, the holder of the restricted stock award otherwise has the rights of a shareholder of the Company with respect to the shares subject to the award, including the right to vote the shares and to receive any dividends and other distributions. The Compensation Committee may determine the period of time during which a participant receiving a restricted stock award must remain a continuous employee of the Company in order for the forfeiture and transfer restrictions to lapse. In addition, the Compensation Committee may provide that such restrictions lapse in installments with respect to specified portions of the shares of stock covered by the restricted stock award. The Compensation Committee also may impose performance or other conditions that will subject the shares subject to the award to forfeiture and transfer restrictions. The Compensation Committee may, at any time, waive all or any part of any restrictions applicable to restricted stock awards.

Other Awards

Other Stock-Based Awards. Under the 2006 Plan, the Compensation Committee will have the power to grant awards of shares of the Company’s common stock and awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock or their fair market value. The 2006 Plan provides that such other stock-based awards will be in such form, and will depend on such conditions, as the Compensation Committee determines including, without limitation, the right to receive, or vest with respect to, one or more shares of common stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Subject to the provisions of the 2006 Plan, the Compensation Committee will determine the number of shares of common stock to be awarded to a participant under other stock-based awards, whether such awards shall be settled in cash, shares of common stock or combination of cash and such shares, and other terms and conditions of such awards.

Other Cash-Based Awards. Subject to the terms of the 2006 Plan, the Compensation Committee may grant other incentives denominated in cash and payable in cash under the 2006 Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

Performance-Based Awards

Under the 2006 Plan, the Compensation Committee may grant performance-based Options, awards of restricted stock or other awards, which will be based on the attainment of written performance goals approved by the Compensation Committee for a performance period established by the Committee. The performance goals must be objective and must be based upon the criteria set forth in the 2006 Plan. Under the 2006 Plan, the Compensation Committee must determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and must certify and ascertain the amount of the applicable performance-based award. The amount of a performance-based award actually paid to a participant under the 2006 Plan may be less than the amount determined by the applicable performance goal formula, at the discretion of the Compensation Committee. The amount of the performance-based award will be paid to the participant at such time as determined by the Compensation Committee after the end of the covered performance period.

Non-Transferability of Awards

Awards granted under the 2006 Plan are non-transferable other than by will or by the applicable laws of descent and distribution. In addition, a participant may designate a beneficiary to succeed to the participant’s Awards under the 2006 Plan if allowed by the agreement evidencing the Award, in which case the Award may be exercised by the personal representative for the participant’s estate or by any other person who acquired the right to exercise such Award by reason of the participant’s death. During a participant’s lifetime, all Awards granted under the 2006 Plan may be exercised only by the participant.

Repricing Not Allowed

The 2006 Plan provides that the Compensation Committee may not, directly or indirectly, “reprice” Options, SARs or other stock-based awards granted under the 2006 Plan, including six-month plus one-day option exchange programs, without shareholder approval.

Benefits to Named Executive Officers and Others

The following table reflects the benefits and amounts that will be received y or allocated to each of the following Named Executive Officers and groups under the 2006 Plan, to the extent such benefits or amounts are determinable.

NEW PLAN BENEFITS

Name And Position	Dollar Value ($)(1)(2)	Number Of Options/Awards(1)

Jay D. Miller President and Chief Executive Officer	(3)		(3)

Michael H. Carrel Chief Operating Officer and Chief Financial Officer	(3)		(3)

Philip I. Smith Executive Vice President – Corporate Development	(3)		(3)

Steven P. Canakes Executive Vice President – Global Sales	(3)

Jeremy A. Abbs Vice President – Quality and Customer Satisfaction	(3)		(3)

Executive Group	(3)		(3)

Non-Executive Director Group	(3)	396,000	(4)

Non-Executive Officer Employee Group	(3)		(3)

(1)                                  No Awards have been granted under the 2006 Plan.

(2)                                  The exercise price for Awards granted under the 2006 Plan will be equal to or greater than fair market value, as defined under the 2006 Plan.

(3)                                  Except for the automatic grants of non-qualified options to Eligible Directors as described below, the amount and terms of Awards to be granted under the 2006 Plan are not presently determinable.

(4)                                  This amount is estimated based on the automatic grant under the 2006 Plan of non-qualified options to purchase 18,000 shares of Common Stock to each Eligible Director on each successive third anniversary of the date of the most recent grant of an option to that Eligible Director under the 1997 Plan and it assumes that there will be no new Eligible Directors elected during the term of the 2006 Plan and that each of the current Eligible Directors will continue to serve as such during the entire term of the 2006 Plan.

Federal Income Tax Consequences

The following description is a general summary of the current federal income tax provisions relating to the grant and exercise of ISOs and NQOs under the 2006 Plan, the grant of other awards under the 2006 Plan, and the sale of shares of common stock acquired through exercise of Options or under a SAR, restricted stock award or other stock-based award. The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions relate only to individuals who are not dealers in securities or corporations or some other entity for federal income tax purposes. The tax consequences will not be the same for all taxpayers and may vary with individual circumstances. The following discussion necessarily condenses or eliminates many details that might adversely affect some taxpayers significantly.

Incentive Stock Options. Options granted under the 2006 Plan may be “incentive stock options” under Section 422 of the Code. The recipient of an ISO will not realize taxable income, and the Company will not receive an income tax deduction, upon the grant or the exercise of an ISO. Generally, if an optionee exercises an ISO at any time prior to three months after termination of the optionee’s employment and does not sell the shares acquired upon exercise of an ISO within the later of either (i) two years after the grant of the ISO or (ii) one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain. If the optionee does not satisfy these holding requirements and the optionee sells or disposes of the shares acquired upon exercise of an ISO, then the overall gain or loss on such sale or disposition is divided into compensation and capital elements. The overall gain or loss is an amount equal to the difference between the sale price of the shares and the exercise price. With respect to the compensation element, the optionee must recognize as ordinary compensation income upon such sale or disposition an amount equal to the difference between (a) the lower of (i) the fair market value of the shares at the date of the ISO exercise or (ii) the sale price of the shares, and (b) the exercise price. The Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. However, the optionee will not be subject to withholding on the compensation element. With respect to the capital element, the optionee must recognize as capital gain or loss the difference between the overall gain (or loss) and the compensation element. If the shares have been held for more than 12 months, then any such gain or loss will be long-term capital gain or loss.

Upon the exercise of an ISO, the excess of the stock’s fair market value on the date of exercise over the exercise price will be included in the optionee’s alternative minimum taxable income (“AMTI”) and may result in the imposition of alternative minimum tax on such AMTI. Liability for the alternative minimum tax is complex and depends upon an individual’s overall tax situation.

Non-Qualified Stock Options. Options granted under the Plan may be NQOs as governed by Section 83 of the Code. Generally, upon the grant of an NQO, neither the Company nor the optionee will experience any tax consequences, unless the NQO has a readily ascertainable value. Upon exercise of an NQO granted under the 2006 Plan, or upon the exercise of an Option initially intended to be an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock received over the exercise price paid by the optionee with respect to such shares. The amount recognized as ordinary income by the optionee will increase the optionee’s basis in the stock acquired upon the exercise of the NQO. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of an NQO. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee’s exercise of the NQO. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term capital gain or loss depending upon the holding period for the stock and upon the stock’s subsequent appreciation or depreciation in value.

Stock Appreciation Rights. The grant of a stock appreciation right under the 2006 Plan will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Restricted Stock Awards. Restricted stock awards are governed by Section 83 of the Code. Generally, a participant recognizes no taxable income when he or she receives a restricted stock award under the 2006 Plan. However, the participant generally will recognize ordinary income when the restrictions on such shares lapse in an amount equal to the excess of (a) the fair market value of such shares at the time the restrictions lapse, over (b) the price, if any, paid for such shares. However, if the participant makes an election with respect to such shares under Section 83(b) of the Code not later than 30 days after the date shares are transferred to the participant pursuant to the award, the participant will recognize ordinary income at the time of the restricted stock award in an amount equal to the excess of (x) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such award over (y) the price, if any, paid for such shares. If, after the lapse of restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on the participant’s holding period for such shares and upon the shares’ subsequent appreciation or depreciation in value.

Other Awards. In general, participants will recognize ordinary income upon the receipt of shares or cash with respect to other stock-based and cash-based awards granted under the 2006 Plan, and the Company will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

Other Information

If the Company’s shareholders approve the 2006 Plan, the Company anticipates that the shares subject to the 2006 Plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registration will be paid by the Company.

Shareholder Approval

The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting, either in person or by proxy, assuming a quorum is present, is required to approve the 2006 Plan. If the shareholders do not approve the 2006 Plan, it will not be implemented.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE VITAL IMAGES, INC. 2006 LONG-TERM INCENTIVE PLAN AS SET FORTH IN PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 3)

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2006 and recommends that the shareholders vote for ratification of such appointment.

PricewaterhouseCoopers LLP has audited our financial statements since the year ended December 13, 1997. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Audit and Other Professional Fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements for the Company’s last two fiscal years and fees billed for other services rendered by PricewaterhouseCoopers LLP related to those years are set forth in the following table:

	2005	2004
Audit Fees (1)	$334,280	$548,535
Audit-related fees (2)	–	107,875
Tax fees (3)	75,675	41,875
All other fees (4)	1,500	1,500
Total	$411,455	$699,785

(1)                                 Audit fees are fees the Company paid for professional services performed by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements. Fees for 2005 include $118,728 related to work regarding compliance with Section 404 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). Fees for 2004 include $111,700 related to acquisition activity and $164,628 related to work regarding compliance with Section 404 of Sarbanes-Oxley.

(2)                                 Audit-related fees are fees for assurance and related services performed by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements. Fees for 2004 include a Sarbanes-Oxley readiness assessment performed in 2004.

(3)                                 Tax fees are fees for professional services performed by PricewaterhouseCoopers LLP with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company, any refund claims, payment planning, tax audit assistance, tax advice related to mergers and acquisitions, and tax work stemming from audit-related items.

(4)                                 All other fees are fees for other permissible work performed by PricewaterhouseCoopers LLP that does meet the above category descriptions.

As provided in the Audit Committee’s charter, a copy of which is included in this proxy statement as Appendix A, all engagements for any non-audit services by the Company’s independent registered public accounting firm must be approved by the Audit Committee before the commencement of any such services. The Audit Committee may designate a member or members of the Audit Committee to represent the entire Committee for purposes of approving non-audit services, subject to review by the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee considers the provision of services by PricewaterhouseCoopers LLP to the Company, over and above the external audit fees, to be compatible with PricewaterhouseCoopers LLP’s ability to maintain its independence.

Shareholder Approval

The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006. If the shareholders do not approve the selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006 AS SET FORTH IN PROPOSAL 3.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

The Audit Committee is responsible for reviewing the Company’s financial reporting process, its systems of internal controls, the audit process and compliance with laws and regulations. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In this context, the Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm. The Audit Committee also has the authority and responsibility to select, evaluate and, when it deems it to be appropriate, replace the independent registered public accounting firm.

The Audit Committee is composed of three directors who are independent as provided in Rule 4500(a)(15) of Nasdaq’s Marketplace Rules and Rule 10A-3 under the Securities Exchange Act of 1934. The members of the Audit Committee are appointed annually by the Board of Directors. James B. Hickey, Jr., Richard W. Perkins and Sven A. Wehrwein served as members of the Audit Committee throughout 2005.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2005; discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement On Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as it may be modified or supplemented; discussed with the Company’s independent registered public accounting firm their respective audits and assessments, including internal control testing under Section 404 of the Sarbanes-Oxley Act, which was completed in March 2006; received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as it may be modified or supplemented; and discussed with the independent registered public accounting firm their independence. The Audit Committee also periodically met in executive session.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

In voluntary early compliance with the Sarbanes-Oxley Act of 2002, on February 6, 2003, the Board of Directors adopted a written charter for the Audit Committee. The current Audit Committee charter is attached as Appendix A to this proxy statement. Also in voluntary early compliance with Sarbanes-Oxley, the Audit Committee established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee:

Sven A. Wehrwein, Chairman

James B. Hickey, Jr.

Richard W. Perkins

AVAILABLE INFORMATION

Shareholders of record on March 10, 2006 will receive a proxy statement and the Company’s Annual Report to Shareholders which contains detailed financial information concerning the Company. The Annual Report to Shareholders is not incorporated in this Proxy Statement and is not deemed a part hereof.

By Order of the Board of Directors

Michael H. Carrel, Secretary

March 31, 2006

Appendix A

VITAL IMAGES, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.                                         PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Vital Images, Inc. (the “Corporation”) in fulfilling its general oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls that management and the Board have established; determining the independence, qualifications and performance of the Company’s external auditor and the performance of the internal auditors; overseeing the Company’s compliance with legal and regulatory requirements; and the Corporation’s auditing, accounting and financial reporting processes generally. The Audit Committee also prepares the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Corporation’s independent auditors are responsible for performing an independent audit of the financial statements of the Corporation in accordance with generally accepted auditing standards.

The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the independent auditors, and the experience of the Committee’s members in business, financial and accounting matters.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as to officers and employees of the Corporation.

II.                                     COMPOSITION

The Committee shall be comprised of three or more directors, each of whom shall be independent, non-officer directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Committee members shall otherwise meet the applicable audit committee membership requirements of the Securities Exchange Act of 1934, the Securities and Exchange Commission and The NASDAQ Stock Market (as may be modified or supplemented from time to time). All Audit Committee members shall satisfy the independence requirements for directors and audit committee members under the rules of the Nasdaq Stock Market, as such requirements are interpreted by the Board in its business judgment. At least one member of the Committee shall qualify as a “financial expert” in accordance with the requirements of the Securities Exchange Act of 1934, the Securities and Exchange Commission and The NASDAQ Stock Market (as may be modified or supplemented from time to time).

The members of the Committee shall be elected by the Board and serve until their successors shall be duly elected and qualified or until their earlier death or resignation from the Committee. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.                                 MEETINGS

The Committee shall meet quarterly and more frequently as circumstances dictate. As part of its job to foster open communication, and as the Committee deems appropriate, the Committee may meet privately in separate sessions with executive management, the principal accounting officer, and/or the independent auditors and as a committee to discuss any matters that the Committee or each of these individuals or groups believes should be discussed.

IV.                                 RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1.               Review and reassess the adequacy of this Charter at least annually, and more frequently as conditions dictate, and propose any amendments to the Charter as it deems necessary or appropriate. Submit the Charter to the Board for approval and cause the Charter to be approved as frequently as may be required by the regulations of the Securities and Exchange Commission and the rules of The NASDAQ Stock Market (as may be modified or supplemented from time to time).

2.               Review the Corporation’s annual audited financial statements before they are filed with the Securities and Exchange Commission or released. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments and a review with the independent auditors of any auditor report to the Committee required under the rules of the Securities and Exchange Commission or The NASDAQ Stock Market (as may be modified or supplemented from time to time). Review should also include review of the independence of the independent auditors (see Item 6 below), the discussion with the independent auditors of the conduct of their audit (see Item 9 below), and a review of any transactions as to which management obtained a letter pursuant to Statement on Auditing Standards No. 50. Based on such review, determine whether to recommend to the Board that the annual audited financial statements be included in the Corporation’s Annual Report on Form 10-K filed under the rules of the Securities and Exchange Commission.

3.               Review with management and the independent auditors the Corporation’s interim financial reports before they are filed with the Securities and Exchange Commission or released. The Committee may designate a member or members of the Committee to represent the entire Committee for purposes of this review.

4.               Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

5.               Prepare a report to shareholders to be included in the Corporation’s annual proxy statement as required by the rules of the Securities and Exchange Commission and The NASDAQ Stock Market (as may be modified or supplemented from time to time).

6.               Discuss with management the Company’s earnings press releases and corporate policies with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies.

Independent Auditors

7.               The Corporation’s independent auditors are directly accountable to the Committee and the Board. The Committee shall select the Corporation’s independent auditors and approve the fees and other compensation to be paid to the independent auditors. The Corporation shall, at all times, make adequate provision for the payment of all fees and other compensation approved by the Committee to the Corporation’s independent auditors. On an annual basis, or more frequently as conditions dictate, the Committee shall review and discuss with the independent auditors all significant relationships the auditors have with the Corporation to determine the auditors’ independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard 1 (as may be amended or supplemented from time to time). All engagements for any non-audit services by the independent auditors must be approved by the Committee before the commencement of any such services. The Committee may designate a member or members of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Corporation’s independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

8.               Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

9.               Consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

10.         Before filing or releasing annual financial statements, discuss the conduct and results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61 (as may be modified or supplemented from time to time). This review should include any issues the auditor may have encountered in the course of its audit work and management’s response. Topics to discuss should include, among other things, any management letter, any restrictions on the scope of activities or access to required information, and changes required in the planned scope of the audit.

11.         Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934.

12.         Consider the independent auditors’ judgment about the quality and appropriateness of the Corporation’s accounting principles and critical accounting estimates as applied in its financial reporting.

Financial Reporting Processes and Controls

13.         In consultation with the independent auditors and the principal accounting officer, review the integrity of the Corporation’s financial reporting processes and controls, both internal and external. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the principal accounting officer together with management’s responses. Review any significant changes to the Corporation’s auditing and accounting policies.

14.         Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

15.         Consider and approve, if appropriate, significant changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditors, executive management, or the principal accounting officer.

Process Improvement

16.         Establish regular and separate systems of reporting to the Committee by each of executive management, the independent auditors and the principal accounting officer regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

17.         Following completion of the annual audit, review separately with executive management, the independent auditors and/or the principal accounting officer, as the Committee deems necessary or appropriate, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

18.         Resolve any disagreements between management and the independent auditors regarding financial reporting.

19.         Review with the independent auditors, the principal accounting officer and/or executive management, as the Committee deems necessary or appropriate, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

20.         Review candidates for the positions of chief financial officer and other principal financial and accounting positions of the Company.

Other and Legal Compliance

21.         Evaluate, at least annually, the need to establish an internal audit function in the Corporation and report the results of such evaluation to the full Board.

22.         Approve the appointment and compensation and oversee the work of any accounting firm employed by the Corporation.

23.         On at least an annual basis, review with management of the Corporation and with the Corporation’s law firm(s) any legal matters that could have a significant impact on the Corporation’s financial statements, the Corporation’s compliance with applicable laws and regulations and any inquiries received from regulators or governmental agencies.

24.         Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission to the Committee by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

25.         Consider the need to establish policies for hiring employees and former employees of the independent auditor. Assess the impact of hiring employee and former employees of the independent auditor as necessary.

26.         Review and periodically evaluate the performance of the lead audit partner of the Independent Accounting Firm and assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.

27.         Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.

28.         Oversee all related party transactions entered into by the Corporation, as may be required by the rules of the Securities and Exchange Commission or The NASDAQ Stock Market (as may be modified or supplemented from time to time).

29.         Review with the Company’s General Counsel and independent auditor (1) legal matters that may have a material impact on the financial statements, (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls, (3) compliance policies, and (4) any material reports or inquiries received from regulators, governmental agencies or employees that raise material issues regarding the Company’s financial statements and accounting or compliance policies.

30.         Retain, at the Corporation’s expense, special legal, accounting or other consultants or experts it deems necessary to carry out its duties. The Corporation shall, at all times, make adequate provision for the payment of all fees and other compensation approved by the Committee to any consultants or experts employed by the Committee.

31.         Perform any other activities consistent with this Charter, the Corporation’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

32.         Maintain minutes of Committee meetings and periodically report to the Board on significant results of the foregoing activities.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Corporation’s corporate policies with oversight by the Committee in the areas covered by this Charter.

Adopted by the Vital Images, Inc. Audit Committee on February 6, 2003, revised on January 27, 2006.

Sven A. Wehrwein, Chairman

James B. Hickey, Jr.

Richard W. Perkins

Appendix B

VITAL IMAGES, INC.

2006 LONG-TERM INCENTIVE PLAN

Effective Date:  March 9, 2006

VITAL IMAGES, INC.

2006 LONG-TERM INCENTIVE PLAN

B-ii

Vital Images, Inc.

2006 LONG-TERM INCENTIVE PLAN

1.                                      Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors, independent contractors and other service providers to the Company and to motivate such employees, directors, independent contractors and other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the stock ownership opportunities and other benefits provided to such Participants under this Plan to encourage alignment of their interest in the Company’s success with that of other stakeholders.

2.                                       Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section; other terms are defined elsewhere in the Plan:

(a)                                  “Affiliate” means a Parent or Subsidiary.

(b)                                 “Award” means an Option, Stock Appreciation Right, Share of Restricted Stock, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the Plan.

(c)                                  “Board” means the Board of Directors of the Company.

(d)                                 “Cause” (as determined by the Committee) means “cause” (or a similar term) as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Affiliate, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Affiliate.

(e)                                  “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(f)                                    “Committee” means the Compensation Committee of the Board or, if the Board has not appointed a separate Compensation Committee, the entire Board.

(g)                                 “Common Stock” means the Company’s common stock, $0.01 par value per share.

(h)                                 “Company” means Vital Images, Inc., a Minnesota corporation.

(i)                                     “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director. If the leave of absence is approved by the

Committee, Continuous Status as a Director shall not be considered as interrupted in the case of sick leave, military leave, or any other leave of absence.

(j)                                     “Director” means a member of the Board of Directors of the Company.

(k)                                  “Director Option” means a Non-Qualified Option granted to a Director pursuant to Section 8.

(l)                                     “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or any Affiliate covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

(m)                               “Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary. The payment to a Director by the Company of directors’ fees shall not be sufficient to constitute employment by the Company.

(n)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)                                 “Exercise Price” means the purchase price per Share under the terms of an Option.

(p)                                 “Fair Market Value” means, on a given date, (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (ii) if the Common Stock is not so listed or admitted but transactions in the Common Stock are reported on The Nasdaq Stock Market, the closing price quoted on The Nasdaq Stock Market on such day, or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on The Nasdaq Stock Market, and bid and asked prices therefor in the domestic over-the-counter market are reported by Pink Sheets LLC (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by Pink Sheets LLC (or any comparable reporting service), or (iv) if the Common Stock is not listed on any national securities exchange or quoted on The Nasdaq Stock Market or in the domestic over-the-counter market, the fair value of the Common Stock determined by the Committee in good faith in the exercise of its reasonable discretion.

(q)                                 “Non-employee Director” means a Director who is not an Employee of the Company.

(r)                                    “Non-Qualified Option” means a stock option granted pursuant to Section 7 that does not qualify as an incentive stock option as defined in Section 422 of the Code.

(s)                                  “Option” means a Qualified Option or a Non-Qualified Option (including a Director Option).

(t)                                    “Other Stock-Based Awards” means Awards granted pursuant to Section 11(a) or Section 12.

(u)                                 “Other Cash-Based Awards” means Awards granted pursuant to Section 11(b) or Section 12.

(v)                                 “Parent” means any “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code or any successor provision. The term shall include any Parent which becomes such after adoption of the Plan.

(w)                               “Participant” means an employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan; a Director of the Company who receives Director Options or other Awards under the Plan; or any consultant, agent, advisor or independent contractor who is selected by the Committee to participate in the Plan and who renders bona fide services to the Company or an Affiliate that (i) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities. Except where the context otherwise requires, references in this Plan to “employment” and related terms shall apply to services in any such capacity.

(x)                                   “Performance-Based Awards” means Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards granted pursuant to Section 12.

(y)                                 “Plan” means this Vital Images, Inc. 2006 Long-Term Incentive Plan, as amended or supplemented from time to time.

(z)                                   “Qualified Option” means a stock option granted pursuant to Section 6 that is intended to qualify as an incentive stock option under Section 422 of the Code.

(aa)                            “Restricted Stock” means any shares of Common Stock granted under Section 10.

(bb)                          “Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 9.

(cc)                            “Subsidiary” means any “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code. The term shall include any Subsidiary which becomes such after adoption of the Plan.

3.                                      Shares Subject to the Plan

(a)                                  Number of Shares. The total number of shares of Common Stock which may be issued under the Plan is 900,000 shares. The full number of shares of Common Stock available under the Plan may be used for any Option or other type of Award. The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment upon the occurrence of any of the events and in the manner set forth in Section 13. Any shares of Common Stock subject to Awards, other than Awards of Restricted Stock, shall be counted against the numerical limits of this Section 3(a) as one share of Common Stock for every share of Common Stock subject to such Award.  However, any share of Common

Stock subject to an Award of Restricted Stock shall be counted against the numerical limits of this Section 3(a) as two shares of Common Stock for every one share of Common Stock subject to the Award of Restricted Stock.  To the extent that a share of Common Stock that was subject to an Award of Restricted Stock that counted as two shares of Common Stock against the numerical limits of this Section 3(a) pursuant to the preceding sentence is recycled back into the Plan under Section 3(b), the Plan shall be credited with two shares of Common Stock.

(b)                                 Treatment of Reacquired and Other Shares. If all or any portion of an Option or Stock Appreciation Right expires or is terminated, surrendered or cancelled without having been fully exercised, if all or any portion of an Award of Restricted Stock is forfeited to or repurchased by the Company, or if any other grant of an Award results in any shares of Common Stock not being issued or being forfeited to or repurchased by the Company, the unpurchased, forfeited, repurchased or reacquired shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. With respect to Stock Appreciation Rights, when a stock-settled Stock Appreciation Right is exercised, the shares of Common Stock subject to the Stock Appreciation Right grant agreement shall be counted against the numerical limits of Section 3(a) above as one share for every share subject thereto, regardless of the number of shares of Common Stock used to settle the Stock Appreciation Right upon exercise. Shares of Common Stock that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if shares of Common Stock subject to an Award of Restricted Stock or any other Award are repurchased by the Company at their original purchase price or are forfeited to the Company, such shares shall become available for future grant under the Plan.  Shares of Common Stock used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan.  Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than shares of Common Stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan.  Any payout of dividends or dividend equivalents with respect to an Award, because they are payable only in cash, shall not reduce the number of shares of Common Stock available under Section 3(a) for issuance under the Plan, and any forfeiture of dividend or dividend equivalents shall not increase the number of shares available under Section 3(a) for issuance under the Plan. No fractional shares of Common Stock will be issued under the Plan, but instead any fractional Share will be rounded downward to the next lowest whole Share.

4.                                      Administration

(a)                                  Delegation of Authority. The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee consisting of at least three but fewer than all the members of the Board. If the Committee does not consist of the entire Board, the Committee’s members shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairperson and shall hold its meetings at such times and places as it may determine. A majority of the Committee’s members shall constitute a quorum. All determinations of the Committee made at a meeting in which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination of the Committee reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

(b)                                 Authority of Committee. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards shall be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan and any applicable law or regulation. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award or agreement in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

(c)                                  Indemnification. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(d)                                 Tax Withholding. The Committee shall have the right to require payment by a Participant of any amount it may determine to be necessary to withhold for federal, state, local, non-U.S. income, payroll or other taxes (collectively, the “Taxes”) as a result of the exercise, grant or vesting of an Award. The Participant may pay a portion or all of such Taxes by delivering shares of Common Stock to the Company or having the Company withhold shares of Common Stock, including shares of Restricted Stock, with a Fair Market Value or cash equal to the amount of such Taxes that would have otherwise been payable by the Participant. If a Participant does not notify the Company before the date of exercise, grant or vesting of an Award that will result in Taxes being due from the Participant as to how the Participant intends to pay such Taxes, the Company may, in its sole discretion, (i) withhold shares of Common Stock subject to the Award with a Fair Market Value sufficient to pay such Taxes and/or (ii) require the payment by the Participant of such Taxes in cash before delivering to the Participant the shares of Common Stock subject to the Award.

(e)                                  Deferral. In the discretion of the Committee, in accordance with any procedures established by the Committee and consistent with the provisions of Section 162(m) of the Code when applied to Participants who may be “covered employees” thereunder, a Participant may be permitted to defer the issuance of shares of Common Stock or cash deliverable upon the exercise of an Option or Stock Appreciation Right, vesting of Restricted Stock, or satisfaction of Other Stock-Based Awards or Other Cash-Based Awards, for a specified period or until a specified date, but not beyond the expiration of the term of such Option, Stock Appreciation Right, Restricted Stock grant, or other Award.

(f)                                    Dividends or Dividend Equivalents. If the Committee so determines, any Award granted under the Plan may be credited with dividends or dividend equivalents paid with respect to any underlying shares of Common Stock. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate and may determine the form of payment, including cash, shares of Common Stock, Restricted Stock or otherwise.

5.                                      Term of Plan

This Plan shall commence on March 9, 2006 (the “Effective Date”) and shall terminate on March 9, 2016 or at such earlier date as the Board of Directors shall determine. The termination of this Plan shall not affect any Awards then outstanding under the Plan. No Award may be granted under the Plan after March 9, 2016.

6.                                      Terms and Conditions of Qualified Options

Options granted under the Plan may be Qualified Options. When the Committee approves a grant of a Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Qualified Option Agreement”) setting forth the terms of the Qualified Option, and such Qualified Option Agreement shall be signed on behalf of the Company and by the Participant. Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)                                  Number of Shares and Exercise Price. The Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Qualified Option it evidences, the Exercise Price per share of Common Stock, and the other terms of the Qualified Option. The Exercise Price of any Qualified Option shall be equal to or greater than Fair Market Value. The number of shares of Common Stock subject to the Qualified Option and the Exercise Price shall be adjustable as provided in Section 12(a) of this Plan. Qualified Option Agreements may be electronically delivered by the Company to the Participant under this provision.

(b)                                 Exercisability; Term. Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee. However, subject to Section 6(n), a Qualified Option shall not be exercisable more than five (5) years after the date it is granted.

The period during which a Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 6(e), (f) and (g) of this Plan.

(c)                                  Exercise of Qualified Options. Except as otherwise provided in the applicable Qualified Option Agreement, a Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 6, the exercise date of a Qualified Option shall be the date a written or electronic notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 6(c) and Section 6(d) below. The purchase price for the shares of Common Stock as to which a Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer, or, if provided in the Qualified Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(d)                                 Manner of Exercise of Qualified Options. A Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written or electronic notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Qualified Option is being exercised; (ii) delivering the original Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Qualified Option is being exercised as provided in Section 6(c) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Qualified Option, the fact of such issuance shall be noted on the Qualified Option Agreement by the Company before the Qualified Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Qualified Option Agreement have been issued by the Company to the Participant or when the Qualified Option expires, the Participant shall deliver the Qualified Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written or electronic notice of exercise and payment in full of the Exercise Price in accordance with Sections 6(c) and 6(d), the Company shall deliver or cause to be delivered to the Participant exercising the Qualified Option stock certificates evidencing the number of shares with respect to which the Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written or electronic notice of exercise. Qualified Option Agreements may be electronically delivered by the Participant to the Company under this provision.

(e)                                  Termination of Employment or Service. If a Participant who holds a Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death or Disability, unless the applicable Qualified Option Agreement provides otherwise, such Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Qualified Option; provided, however, that if such termination is due to any reason other than termination by the Company or any Affiliate for Cause, all outstanding Qualified Options then held by such Participant will remain exercisable to the extent they were exercisable as of such termination for a period of three (3) months after such termination (but in no event after the expiration date of any such Qualified Option). Unless the applicable Qualified Option Agreement provides otherwise, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, or if an employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an independent contractor or other non-employment relationship with the Company or an Affiliate, such change in status shall be a termination of employment or service under this Section 6(e).

(f)                                    Death or Disability of Participant. Unless otherwise provided in the applicable Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death or Disability, any Qualified Option held by such Participant will become immediately exercisable in full and will remain exercisable for a period of one (1) year after the date of termination, but in no case later than the expiration date of such Qualified Option. Upon the death of a Participant, and Qualified Option held by such Participant may be exercised pursuant to Sections 6(c) and (d) of this Plan only by the person or persons to whom the Participant’s rights under the Qualified Option shall pass by will or the laws of descent and distribution.

(g)                                 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 6, upon a Participant’s termination of employment or other service with the Company and all Affiliates, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Qualified Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Qualified Option may remain exercisable beyond its expiration date.

(h)                                 Breach of Confidentiality or Non-compete Agreements. Notwithstanding anything in the Plan to the contrary, if a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Affiliate, whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Affiliate, the Committee, in its sole discretion, may immediately terminate all rights of the Participant under the Plan and any agreements evidencing a Qualified Option then held by the Participant without notice of any kind.

(i)                                     Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Affiliate for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

(j)                                     No Obligation to Exercise Qualified Option. The grant of a Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Qualified Option.

(k)                                  Eligible Recipients. Qualified Options may be granted only to persons who are employees of the Company or an Affiliate.

(l)                                     Exercise Price. Subject to the provisions of Section 6(n), the exercise price of shares of Common Stock that are subject to a Qualified Option shall not be less than 100% of the Fair Market Value of such shares at the time the Qualified Option is granted, as determined in good faith by the Committee.

(m)                               Limit on Exercisability. The aggregate Fair Market Value (determined at the time the Qualified Option is granted) of the shares of Common Stock with respect to which Qualified Options are exercisable by the Participant for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000. To the extent a Qualified Option exceeds this $100,000 limit, the portion of the Qualified Option in excess of such limit shall be deemed a Non-Qualified Option.

(n)                                 Restrictions for Certain Shareholders. The purchase price of shares of Common Stock that are subject to a Qualified Option granted to an employee of the Company or any Affiliate who, at the time such Qualified Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Qualified Option is granted, and such Qualified Option may not be exercisable more than five (5) years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

(o)                                 Limits on Transferability and Exercise of Qualified Options. In addition to any other restriction or limitations on transfer set forth in this Plan or in the applicable Qualified Option Agreement, Qualified Options shall not be transferable except by will or the laws of descent and distribution, and Qualified Options shall be exercisable during a Participant’s lifetime only by such Participant.

(p)                                 Effect of Not Meeting Qualified Option Requirements. Subject to the discretion of the Committee to provide otherwise, if the terms of a Qualified Option do not meet any requirements of this Plan or the Code necessary to be treated as a Qualified Option under the Code, such Qualified Option shall not terminate but shall be a Non-Qualified Option granted under this Plan.

7.                                      Terms and Conditions of Non-Qualified Options

Options granted under the Plan may be Non-Qualified Options. When the Committee approves a grant of a Non-Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Non-Qualified Option Agreement”) setting forth the terms of the Non-Qualified Option, and such Non-Qualified Option Agreement shall be signed on behalf of the Company and by the Participant. Non-Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine; provided, however, that Non-Qualified Options that are Director Options shall be governed by the provisions of Section 8 to the extent that they are inconsistent with the provisions of this Section 7.

(a)                                  Number of Shares and Exercise Price. The Non-Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Non-Qualified Option it evidences, the Exercise Price per share of Common Stock, and the other terms of the Non-Qualified Option. The Exercise Price of any Non-Qualified Option shall be equal to or greater than Fair Market Value. The number of shares of Common Stock subject to the Non-Qualified Option and the Exercise Price shall be adjustable as provided in Section 13(a) of this Plan. Non-Qualified Option Agreements may be electronically delivered by the Company to a Participant under this provision.

(b)                                 Exercisability; Term. Non-Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee, but in no event shall a Non-Qualified Option be exercisable more than eight (8) years after the date it is granted, except as the Committee may determine under Section 13(e) of the Plan. The period during which a Non-Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 7(e), (f) and (g) of this Plan.

(c)                                  Exercise of Non-Qualified Options. Except as otherwise provided in the applicable Non-Qualified Option Agreement, a Non-Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 7, the exercise date of a Non-Qualified Option shall be the date a written or electronic notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 7(c) and Section 7(d) below. The purchase price for the shares of Common Stock as to which a Non-Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Non-Qualified Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Non-Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(d)                                 Manner of Exercise of Non-Qualified Options. A Non-Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written or electronic notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Non-Qualified Option is being exercised; (ii) delivering the original Non-Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Non-Qualified Option is being exercised as provided in Section 7(c) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Non-Qualified Option, the fact of such issuance shall be noted on the Non-Qualified Option Agreement by the Company before the Non-Qualified Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Non-Qualified Option Agreement have been issued by the Company to the Participant or when the Non-Qualified Option expires, the Participant shall deliver the Non-Qualified Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written or electronic notice of exercise and payment in full of the Exercise Price in accordance with Sections 7(c) and 7(d), the Company shall deliver or cause to be delivered to the Participant exercising the Non-Qualified Option stock certificates evidencing the number of shares with respect to which the Non-Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written or electronic notice of exercise. Non-Qualified Option Agreements may be electronically delivered by the Participant to the Company under this provision.

(e)                                  Termination of Employment or Service. If a Participant who holds a Non-Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death or Disability, unless the applicable Non-Qualified Option Agreement provides otherwise, such Non-Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Non-Qualified Option; provided, however, that if such termination is due to any reason other than termination by the Company or any Affiliate for Cause, all outstanding Non-Qualified Options then held by such Participant will remain exercisable to the extent they were exercisable as of such termination for a period of three (3) months after such termination (but in no event after the expiration date of any such Non-Qualified Option). Unless the applicable Qualified Option Agreement provides otherwise, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, or if an employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an independent contractor or other non-employment relationship with the Company or an Affiliate, such change in status shall be a termination of employment or service under this Section 7(e).

(f)                                    Death or Disability of Participant. Unless otherwise provided in the applicable Non-Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death or Disability, any Non-Qualified Option held by such Participant will become immediately exercisable in full and will remain exercisable for a period of one (1) year after the date of termination, but in no case later than the expiration date of such Non-Qualified Option. Upon the death of a Participant, any Non-Qualified Option held by such Participant may be exercised pursuant to Sections 7(c) and (d) of this Plan only by the person or persons to whom the Participant’s rights under the Non-Qualified Option shall pass by will or the laws of descent and distribution.

(g)                                 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 7, upon a Participant’s termination of employment or other service with the Company and all Affiliates, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Non-Qualified Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Non-Qualified Option may remain exercisable beyond its expiration date.

(h)                                 Breach of Confidentiality or Non-compete Agreements. Notwithstanding anything in the Plan to the contrary, if a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Affiliate, whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Affiliate, the Committee, in its sole discretion, may immediately terminate all rights of the Participant under the Plan and any agreements evidencing a Non-Qualified Option then held by the Participant without notice of any kind.

(i)                                     Date of Termination of Employment or Other Service. A Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated as provided in Section 6(i) of the Plan.

(j)                                     No Obligation to Exercise Non-Qualified Option. The grant of a Non-Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Non-Qualified Option.

8.                                      Automatic Grants of Director Options to Non-employee Directors

(a)                                  Automatic Grants of Director Options. Under the Plan, each Non-employee Director shall automatically be granted Director Options to purchase shares of Common Stock as follows:

(i)                                     Initial Grants of Director Options. Each person who is first elected or appointed to serve as a Non-employee Director after the termination date of the Vital Images, Inc. 1997 Director Stock Option Plan (the “Director Plan”), and who did not serve as an employee Director immediately before serving as a Non-employee Director, shall automatically be granted a Director Option on the date of his or her initial election or appointment to the Company’s Board of Directors to purchase 18,000 shares of Common Stock (the “Initial Grant”).

(ii)                                  Additional Grants of Director Options. On each successive third anniversary of the Initial Grant of a Director Option to a Non-employee Director under Section 8(a)(i) of the Plan, and on each successive third anniversary of the date of the most recent grant of an option under Section 5(a)(ii)(B) of the Director Plan to a Non-employee Director who served as such as of the Effective Date, each such Non-employee Director will automatically be granted an additional Option to purchase 18,000 shares of Common Stock, but only if such person is a Non-employee Director on such date.

(iii)                               Vesting, Exercisability and Expiration. All Director Options granted under Section 8(a) shall vest and become exercisable in cumulative installments with respect to one-third of the shares of Common Stock subject to such Director Options on the first, second and third December 31 following the date of grant of such Director Option. All Director Options granted under this Section 8(a) shall expire five (5) years after the date of grant.

(iv)                              Exercise Price. The exercise price of Director Options granted under this Section 8 shall be equal to 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Director Option.

(v)                                 Effect of Limited Number of Shares Under Plan. Notwithstanding the provisions of this Section 8(a), if an automatic grant of a Director Option under this Section 8(a) would cause the number of shares subject to outstanding Options and other Awards granted under this Plan plus shares of Common Stock previously purchased upon exercise of Options and other Awards to exceed the number of shares set forth in Section 3, then each such automatic grant shall be for that number of shares determined by dividing the total number of shares of Common Stock remaining available for grant under Section 3 of this Plan by the number of Directors on an automatic grant date. Any further grants shall then be deferred until such time, if any, as additional shares of Common Stock become available for grant under the Plan through action of the shareholders to increase the number of shares which may be issued under the Plan or through cancellation or expiration of Options and other Awards previously granted under this Plan.

(b)                                 Discretionary Grants. In addition to the Director Options granted pursuant to Section 8(a), a Director may be granted one or more Options or other Awards under the Plan, and such Options or other Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion; provided, however, that any Director Option shall be subject to the following conditions:

(i)                                     Exercise Price. The per share price to be paid by a Director upon exercise of a Director Option granted pursuant to this Section 8(b) will be determined by the Committee in its discretion at the time of the grant of the Director Option; provided, however, that such price shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

(ii)                                  Exercisability and Duration. A Director Option granted pursuant to this Section 8(b) will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Director Option shall be exercisable after five (5) years from its date of grant.

(c)                                  Director Option Agreements. When a Director Option is automatically granted under Section 8(a), or when the Committee approves a grant of a Director Option, the Committee shall prepare or cause to be prepared an option agreement (“Director Option Agreement”) setting forth the terms of the Director Option, and such Director Option Agreement shall be signed on behalf of the Company and by the Participant.

(d)                                 Exercise of Director Options. Except as otherwise provided in the applicable Director Option Agreement, a Director Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 8, the exercise date of a Director Option shall be the date a written or electronic notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 8(d) and Section 8(e) below. The purchase price for the shares of Common Stock as to which a Director Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Director Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Director Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(e)                                  Manner of Exercise of Director Options. A Director Option shall be exercised only by the Participant (i) delivering a completed and signed written or electronic notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Director Option is being exercised; (ii) delivering the original Director Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Director Option is being exercised as provided in Section 8(d) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Director Option, the fact of such issuance shall be noted on the Director Option Agreement by the Company before the Director Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Director Option Agreement have been issued by the Company to the Participant or when the Director Option expires, the Participant shall deliver the Director Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written or electronic notice of exercise and payment in full of the Exercise Price in accordance with Sections 8(d) and 8(e), the Company shall deliver or cause to be delivered to the Participant exercising the Director Option stock certificates evidencing the number of shares with respect to which the Director Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written or electronic notice of exercise. Director Option Agreements may be electronically delivered by the Participant to the Company under this provision.

(f)                                    Termination of Status as a Director. Subject to the provisions of Sections 8(g) and 8(h), if a Director ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise his or her Director Option to the extent that he or she was entitled to exercise it at the date of such termination. Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(g)                                 Disability of Director. Notwithstanding the provisions of Section 8(f) above, if a Director is unable to continue his or her service as a Director with the Company as a result of his or her Disability, he or she may, but only within one (1) year after the date of termination of such service, exercise his or her Director Option to the extent he or she was entitled to exercise it at the date of such termination. Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(h)                                 Death of Director. Upon the death of a Director holding a Director Option:

(i)                                     during the term of the Director Option when such Director was, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Director Option, the Director Option may be exercised, at any time within one (1) year following the date of death, by the person who acquired the right to exercise such Director Option by bequest or inheritance, but only to the extent of the right to exercise that existed at the date of death;

(ii)                                  within three (3) months after the termination of Continuous Status as a Director, the Director Option may be exercised, at any time within three (3) months following the date of death, by such Director’s estate or by a person who acquired the right to exercise the Director Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Status as a Director; and

(iii)                               any portion of a Director Option that is not exercisable on the date of a Director’s death, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified in Section 8(h)(i) or Section 8(h)(ii), shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

9.                                      Terms and Conditions of Stock Appreciation Rights

(a)                                  Grants. The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof. Any grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Stock Appreciation Right. The Committee may impose such terms and conditions upon any Stock Appreciation Right as it deems fit. A Stock Appreciation Right granted in connection with an Option or a portion thereof (i) may be granted at the time the related Option is granted or at any time before the exercise or cancellation of the related Option, (ii) shall cover the same number of shares of Common Stock covered by the Option (or such fewer number of shares of Common Stock as the Committee may determine), and (iii) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 9 (or such additional limitations as may be included in the Award agreement evidencing such Stock Appreciation Right).

(b)                                 Terms. The exercise price per share of Common Stock of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted. In addition, in the case of a Stock Appreciation Right granted in conjunction with an Option or a portion thereof, the exercise price shall not be less than the Exercise Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the exercise price per share, times (ii) the number of shares of Common Stock covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option or a portion thereof shall entitle a Participant to surrender to the Company the unexercised Option or any portion thereof and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one share of Common Stock over (y) the Exercise Price per share of Common Stock, times (II) the number of shares of Common Stock covered by the Option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock or in cash, or partly in shares and partly in cash (any such shares of Common Stock valued at such Fair Market Value), all as set forth in the Award agreement evidencing such Stock Appreciation Right or as otherwise determined in the discretion of the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of a written or electronic notice of exercise stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No Stock Appreciation Right shall be exercisable after five (5) years from its date of grant.

(c)                                  Termination of Employment or Service. If a Participant who holds a Stock Appreciation Right shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death or Disability, unless the applicable Award agreement provides otherwise, such Stock Appreciation Right shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Stock Appreciation Right; provided, however, that if such termination is due to any reason other than termination by the Company or any Affiliate for Cause, all Stock Appreciation Rights then held by such Participant will remain exercisable to the extent they were exercisable as of such termination for a period of three (3) months after such termination (but in no event after the expiration date of any such Stock Appreciation Right). Unless the applicable Award agreement provides otherwise, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, or if an employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an independent contractor or other non-employment relationship with the Company or an Affiliate, such change in status shall be a termination of employment or service under this Section 9(c).

(d)                                 Death or Disability of Participant. Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death or Disability, any Stock Appreciation Right held by such Participant will become immediately exercisable in full and will remain exercisable for a period of one (1) year after the date of termination, but in no case later than the expiration date of such Stock Appreciation Right. Upon the death of a Participant, any Stock Appreciation Right may be exercised pursuant to Section 9(b) of this Plan only by the person or persons to whom the Participant’s rights under the Stock Appreciation Right shall pass by will or the laws of descent and distribution.

(e)                                  Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, upon a Participant’s termination of employment or other service with the Company and all Affiliates, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Stock Appreciation Right may remain exercisable beyond its expiration date.

(f)                                    Breach of Confidentiality or Non-compete Agreements. Notwithstanding anything in the Plan to the contrary, if a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Affiliate, whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Affiliate, the Committee, in its sole discretion, may immediately terminate all rights of the Participant under the Plan and any agreements evidencing a Stock Appreciation Right then held by the Participant without notice of any kind.

(g)                                 Date of Termination of Employment or Other Service. A Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated as provided in Section 6(i) of the Plan.

(h)                                 No Obligation to Exercise Stock Appreciation Right. The grant of a Stock Appreciation Right under the Plan shall impose no obligation on the Participant to exercise such Stock Appreciation Right.

10.                               Awards of Restricted Stock

(a)                                  Grant. Awards of Restricted Stock subject to forfeiture and transfer restrictions may be granted by the Committee under the Plan. Any Awards of Restricted Stock shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Award of Restricted Stock. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant; the duration of any period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company; and the other terms and conditions of such Awards. The Committee may determine a period of time during which the Participant receiving the Award of Restricted Stock must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during any such restricted period in installments with respect to specified portions of the shares of Restricted Stock covered by the Award of Restricted Stock. The Committee may also impose performance or other conditions that will subject the shares subject to the Award of Restricted Stock to forfeiture and transfer restrictions. The Committee may, at any time, in its discretion, waive all or any part of any restrictions applicable to any or all outstanding Awards of Restricted Stock.

(b)                                 Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. At the time of the grant of an Award of Restricted Stock, a stock certificate representing the number of shares of Restricted Stock awarded thereunder shall be registered in the name of the Participant and held by the Company. Such stock certificate may bear a legend describing the conditions of the Restricted Stock Award. Unless the Award agreement evidencing an Award of Restricted Stock or the Committee provides otherwise, the Participant receiving the Award of Restricted Stock shall have all rights of a shareholder with respect to the shares of Restricted Stock subject to such Award, including the right to receive any dividends and the right to vote such shares, subject to the following restrictions:  (i) the Participant receiving the Award of Restricted Stock shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the applicable Award agreement; (ii) none of the shares of Common Stock subject to the Award of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive condition; and (iii) all of the shares of Restricted Stock shall be forfeited and all rights of the Participant to such shares shall terminate, without any further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire restricted period. Any shares of Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the shares subject to an Award of Restricted Stock shall be subject to the same restrictions, terms and conditions as such shares. After the lapse or termination of the restrictions of an Award of Restricted Stock, or at such earlier time as otherwise determined by the Committee, a stock certificate evidencing the shares of Common Stock subject to the Award of Restricted Stock that bears no legend describing the conditions of an Award of Restricted Stock shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

(c)                                  Dividends. Dividends or dividend equivalents paid on any shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Awards of Restricted Stock, as determined by the Committee in its discretion.

(d)                                 Termination of Employment or Service. If a Participant who holds a Restricted Stock Award shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death or Disability prior to the vesting of shares of Restricted Stock granted to such Participant, unless the applicable Award agreement provides otherwise, such Restricted Stock Award shall immediately and automatically terminate and be forfeited and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such unvested Restricted Stock Award. Unless the applicable Award agreement provides otherwise, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, or if an employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an independent contractor or other non-employment relationship with the Company or an Affiliate, such change in status shall be a termination of employment or service under this Section 10(d).

(e)                                  Death or Disability of Participant. Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death or Disability prior to the vesting of shares subject to the Restricted Stock Award granted to such Participant, all of such shares shall become fully vested. Upon the death of a Participant, the person entitled to any such shares of Restricted Stock shall be the person or persons to whom the Participant’s rights under the Restricted Stock Award shall pass by will or the laws of descent and distribution.

(f)                                    Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 10, upon a Participant’s termination of employment or other service with the Company and all Affiliates, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Restricted Stock Awards (or any part thereof) then held by such Participant to become or continue to become vested and following such termination of employment or service, in each case in the manner determined by the Committee.

(g)                                 Breach of Confidentiality or Non-compete Agreements. Notwithstanding anything in the Plan to the contrary, if a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Affiliate, whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Affiliate, the Committee, in its sole discretion, may immediately terminate all rights of the Participant under the Plan and any agreements evidencing a Restricted Stock Award then held by the Participant without notice of any kind.

(h)                                 Date of Termination of Employment or Other Service. A Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated as provided in Section 6(i) of the Plan.

(i)                                     Other Provisions. Each Award agreement relating to an Award of Restricted Stock authorized under this Section 10 may contain such other provisions as the Committee shall deem advisable including, but not limited to, a requirement that shares of Common Stock acquired under an Award of Restricted Stock be subject to a restriction on the Participant’s ability to transfer the shares to third parties without the consent of the Company.

11.                               Other Awards

(a)                                  Other Stock-Based Awards. The Committee, in its sole discretion, may grant Awards of shares of Common Stock and Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or on the Fair Market Value thereof (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and such shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable). Any Other Stock-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Stock-Based Award. Unless the applicable Award agreement provides otherwise, if a Participant who holds an Other Stock-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Stock-Based Award shall be treated by the Committee as though it is either a Non-Qualified Option or a Restricted Stock Award, as the Committee shall determine in its discretion.

(b)                                 Other Cash-Based Awards. In addition to the Awards described above, and subject to the terms of the Plan, the Committee may grant such other incentives denominated in cash and payable in cash under the Plan as the Committee determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate (“Other Cash-Based Awards”). Any Other Cash-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Cash-Based Award. Unless the applicable Award agreement provides otherwise, if a Participant who holds an Other Cash-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Cash-Based Award shall be treated as though it is a Stock Appreciate Right or otherwise as the Committee shall determine in its discretion.

12.                               Performance-Based Awards.

(a)                                  Performance-Based Awards. Notwithstanding anything to the contrary herein, the Committee may grant performance-based Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards to Participants (“Performance-Based Awards”). Any such Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code or any successor section thereto shall be consistent with the provisions thereof. In such cases, a Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) when the outcome for that performance period is substantially uncertain and (ii) by the earlier of (A) three (3) months after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to twenty-five percent (25%) of the relevant performance period.

(b)                                 Performance Goals. The performance goals referred to in Section 12(a) must be objective and shall be based upon one or more of the following criteria:  (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share of Common Stock; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvements of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) asset turnover; (xx) inventory turnover; (xxi) economic value added (economic profit); and (xxii) total shareholder return. The foregoing criteria may relate to the Company, one or more of its Parents or Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to the negative effect of unusual or nonrecurring items, extraordinary items, discontinued operations or cumulative effects of accounting changes. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant who may be a covered employee and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

13.                               Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)                                  Generally. Upon any change in the outstanding shares of Common Stock after the Effective Date by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate adjustment to (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Exercise Price of any Option or the exercise price of any Stock Appreciation Right, and/or (iii) any other affected terms of such Awards. Notwithstanding the foregoing, no fractional shares shall be issued or paid for. No adjustment shall be made under this Section 13(a) upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

(b)                                 Change in Control. Unless otherwise provided by the Committee either in the applicable Award agreement at the time of grant or at any time after the grant of an Award under the Plan (including pursuant to Section 13(e) before the occurrence of a sale, merger, consolidation, reorganization, liquidation, dissolution or other “Change in Control” (as defined below)), in the event of a Change in Control, the following shall occur immediately as of the effective date of such Change in Control with respect to any and all Awards outstanding as of the effective date of such Change in Control:  (i) any and all Awards granted hereunder will be, as nearly as may reasonably be, automatically converted into the same type of Award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the Participant would have owned or have been entitled to receive as of the effective date of the Change in Control had the Awards been exercised or realized in full immediately before the effective date of the Change in Control; (ii) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company or any Affiliate; (iii) all outstanding Awards of Restricted Stock will become immediately fully vested regardless of whether the Participants to whom such Awards have been granted remain in the employ or service of the Company or any Affiliate; (iv) all other outstanding Awards will vest and/or continue to vest in the manner determined by the Committee and set forth in the applicable Award agreement evidencing such Awards; and (v) appropriate adjustment shall be made in the application of the provisions of all outstanding Awards with respect to the rights and interests thereafter of each Participant, to the end that the provisions set forth in each Award shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable under the Award.

(c)                                  Definition of Change of Control. For purposes of this Section 13, “Change in Control” means:

(i)                                     the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(ii)                                  the approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

(iii)                               a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 7(d) below), or (B) fifty percent (50%) or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(iv)                              any person becomes after the Effective Date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) twenty percent (20%) or more, but not fifty percent (50%) or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(v)                                 the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(vi)                              any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

The provisions of this Section shall similarly apply to successive transactions of the types described in Sections 13(c)(i) through (vi).

(d)                                 Incumbent Directors. For purposes of this Section 13, “Incumbent Directors” of the Company means the individuals who are members of the Board on the Effective Date of the Plan and any individual who subsequently becomes a member of the Board whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

(e)                                  Additional Adjustments of Awards. The Committee shall have the discretion, exercisable without the consent of any Participant affected thereby if not prohibited by the applicable Award Agreement, at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or other Change in Control transaction, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise; paying cash or other consideration in exchange for all or part of such Awards; and lifting restrictions and other modifications. The Committee may take such actions with respect to all Participants, to certain categories of Participants or to only individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control that is the reason for such action. The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(f)                                    Limitation on Change in Control Payments. Notwithstanding anything in this Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award as provided in Section 13(e), the payment of cash in exchange for all or part of an Award as provided in Section 13(e) or any other adjustment to an Award pursuant to Section 13(e) (which acceleration, payment or adjustment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” which such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 13(e) of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or an Affiliate that expressly addresses the potential application of Section 280G or Section 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will not be reduced or that the Participant will have the discretion to determine which

“payments” will be reduced), then the limitations of this Section 13(f) will not apply, and any “payments” to a Participant pursuant to Section 13(e) of the Plan will be treated as “payments” arising under such separate agreement.

14.                               Shares Acquired for Investment

Shares of Common Stock acquired by a Participant under this Plan shall be acquired by the Participant for investment and without intention of resale unless, in the opinion of counsel to the Company, such shares may be purchased without any investment representation. Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Participant as a condition of a Participant exercising an Option or otherwise obtaining shares of Common Stock pursuant an Award granted under this Plan, and the Committee may place an appropriate legend on the stock certificates evidencing the shares of Common Stock so issued indicating that such shares have not been registered under federal or state securities laws and describing the restrictions on transfer. Each Award shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, if necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of shares of Common Stock thereunder, then such Award shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

15.                               No Right to Employment, Service as a Director or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company’s or the Affiliate’s right to terminate the employment of such Participant. Nothing in the Plan will interfere with or limit in any way the right of the Company, the Board or the Company’s shareholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a director of the Company. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant.

16.                               Other Benefit and Compensation Programs

Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

17.                               Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

18.                               Nontransferability of Awards; Designation of Beneficiary

(a)                                  Nontransferability. No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form, as set forth in Section 18(b) of this Plan, who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

(b)                                 Designation of Beneficiary. A Participant may designate a beneficiary to succeed to the Participant’s Awards under the Plan in the event of the Participant’s death by filing a beneficiary form with the Company and, upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and the applicable Award agreement. In the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s executor or administrator of the Participant’s estate shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution.

19.                               Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made without the consent of a Participant if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

20.                               International Participants

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or subplans with respect to such Participants as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate; provided, however, that no such changes shall apply to the Awards to Participants who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.

21.                               General

(a)                                  Issuance of Shares of Common Stock. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under an Award granted under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended, or any successor thereto (the “Securities Act”) or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for an exemption from registration under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Awards, shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue stock certificates evidencing shares of Common Stock with such legends and subject to such restrictions on transfer and stop transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

(b)                                 Stock Certificates. To the extent this Plan or any applicable Award agreement provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market on which such shares are quoted.

(c)                                  No Rights as a Shareholder. Unless otherwise provided by the Committee or in the Plan or an Award agreement evidencing an Award or in any other written agreement between a Participant and the Company or an Affiliate, no Award shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of any shares of Common Stock that are subject to such Award.

(d)                                 No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

(e)                                  Severability. If any provision of the Plan or any Award agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Award agreement, and such Plan or Award agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(f)                                    Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Minnesota.

22.                               Effective Date

The Plan shall be effective on March 9, 2006 (the “Effective Date”), which is the date it was approved by the Board. The Plan was approved by the Company’s shareholders on                       , 2006.

PROXY

VITAL IMAGES, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS

For Annual Meeting of Shareholders

May 4, 2006

The undersigned, revoking all prior proxies, hereby appoints Jay D. Miller and Michael H. Carrel, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of Vital Images, Inc. (the “Company”) of record in the name of the undersigned at the close of business on March  10, 2006, at the Annual Meeting of Shareholders to be held on Thursday, May 4, 2006, or at any adjournment thereof, upon the following matters:

1.               Election of the following nominees as directors:

Douglas M. Pihl, Jay D. Miller, James B. Hickey, Jr., Gregory Peet,

Richard W. Perkins, Michael W. Vannier, M.D., and Sven A. Wehrwein

☐	FOR ALL NOMINEES	☐	WITHHOLD FOR ALL NOMINEES

☐	FOR ALL NOMINEES EXCEPT THE FOLLOWING:

(Write the name(s) of the nominee(s) withheld in the space provided below.)

2.               Approval of the Vital Images, Inc. 2006 Long-Term Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.               Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such matters as may properly come before the meeting.

Please mark, date, sign, and mail this proxy promptly in the enclosed envelope.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.  The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

No. of Shares:	Dated:	, 2006.

(Print Name)	(Signature of Shareholder)

(Print Name)	(Signature of Shareholder)

Please sign your name exactly as it appears to the left on this proxy.  In the case of shares owned in joint tenancy or as tenants in common, all should sign.  Fiduciaries should indicate their title and authority.